WRL FREEDOM PREMIER®
Issued Through
WRL SERIES ANNUITY ACCOUNT
By
TRANSAMERICA LIFE INSURANCE COMPANY
Sales of this Policy were discontinued for new purchasers effective May 1, 2009.
This prospectus describes information You should know before You purchase a WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II variable annuity. The prospectus describes a contract between each Owner and joint Owner (“You”) and Transamerica Life Insurance Company (“us,” “we,” “our” or “Company” ). This is an individual, deferred, flexible premium variable annuity. This variable annuity allows You to allocate Your premium payments among the Fixed Account (if available) and the Underlying Fund Portfolios.
This prospectus and the underlying fund prospectuses give You important information about the policies and the Underlying Fund Portfolios. Please read them carefully before You invest and keep them for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading. You will get no additional tax advantage from this variable annuity if You are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account (“IRA”)). This prospectus is not intended to provide tax, accounting or legal advice.
We are not an investment adviser nor are we registered as such with the SEC or any state securities regulatory authority. We are not acting in any fiduciary capacity with respect to Your Policy nor are we acting in any capacity on behalf of any tax-advantaged retirement plan. This information does not constitute personalized investment advice or financial planning advice.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Prospectus Date: May 1, 2024

ii

TABLE OF CONTENTS continued
Distribution of the Policies________________	60
APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY______________	63
Appendix A_______________________	70
APPENDIX B
ADDITIONAL EARNINGS RIDER - Hypothetical examples_________	73
APPENDIX C__________________________	74
Policy form number WL18_________	74
Effect of Adjusted Partial Surrender on Certain Death Benefits__________________________	77
iii

GLOSSARY OF TERMS
Accumulation Period- The period between the Policy Date and the Maturity Date while the Policy is In Force.
Accumulation Unit Value- An accounting unit of measure we use to calculate Subaccount values during the Accumulation Period.
Administrative Office- Transamerica Life Insurance Company, Attention: Customer Care Group, 6400 C Street SW, Cedar Rapids, IA 52499, (800)851-9777. Please send all Premium Payments, loan repayments, correspondence and notices to the Administrative Office.
Age - The issue Age, which is Annuitant’s Age on his/her birthday immediately preceding the Policy Date. Attained Age is the issue Age plus the number of completed Policy years. When we use the term “Age” in this document, it has the same meaning as “attained Age” in the Policy.
Annuitant- The person on whose life any annuity payments involving life contingencies will be based.
Annuitize (Annuitization)- When You switch from the Accumulation Period to the income phase and we begin to make annuity payments to You (or Your designee).
Annuity Unit Value- An accounting unit of measure we use to calculate annuity payments from the Subaccounts after the Maturity Date.
Annuity Value- The sum of the Separate Account Value and the Fixed Account Value at the end of any Valuation Period.
Beneficiary(ies)- The person(s) who has the right to the death benefit as set forth in the Policy.
Cash Value- The Annuity Value less any applicable  less any premium taxes, any Surrender charge, any loans and unpaid accrued interest, the annual Policy charge and any rider charges.
Code- The Internal Revenue Code of 1986, as amended.
Death Report Day- The Valuation Date on which we have received due proof of death.
Fixed Account- One or more Investment Options under the Policy that are part of our general assets and are not in the Separate Account.
Fixed Account Value- During the Accumulation Period, Your Policy’s value in the Fixed Account.
In Force- Condition under which the Policy is active and an Owner is entitled to exercise all rights under the Policy.
Investment Option(s) - The Subaccounts and the Fixed Account.
Maturity Date- The date on which the Accumulation Period ends and annuity payments begin.
Monthiversary- The same day in the month as the Policy Date. When there is no date in a calendar month that coincides with the Policy Date, the Monthiversary is the first day of the next month.
NYSE - New York Stock Exchange.
Owner (You, Your)- The person(s) entitled to exercise all rights and privileges under the Policy. The Annuitant is an Owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint Owners may be named, provided the joint Owners are husband and wife. Joint ownership is not available in all states.
Policy- The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II, an individual deferred, flexible premium variable annuity. Also referred to as the contract.
Policy Anniversary- The same day in each succeeding year as the Policy Date. If there is no day in a calendar year which coincides with the Policy Date, the Policy Anniversary will be the first day of the next month.
Policy Date- The date shown on the contract schedule attached to the Policy and the date on which the Policy becomes effective.
Premium Payments- Amounts paid by an Owner or on an Owner’s behalf to Transamerica Life Insurance Company as consideration for the benefits provided by the Policy. When we use the term “Premium Payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the Policy, which means the Premium Payment less any applicable premium taxes.
Portfolio Company(ies)- The investment company(ies) made available as Investment Options under the Policy. Also referred to as underlying fund portfolios.

Separate Account- WRL Series Annuity Account, a Separate Account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which Premium Payments under the policies may be allocated.
Separate Account Value- The portion of the Policy value that is invested in the Separate Account.
Subaccount- A subdivision within the Separate Account, the assets of which are invested in a specified Underlying Fund Portfolio.
Surrender- The termination of a Policy at the option of an Owner.
Underlying Fund Portfolio- Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows You to invest in the Underlying Fund Portfolios through our Subaccounts. We reserve the right to add other Underlying Fund Portfolios as investment choices under the Policy in the future.
Valuation Date- Each day on which the NYSE is open for trading, except when a Subaccount's corresponding portfolio does not value its shares. Transamerica Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as Valuation Date.
Valuation Period- The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

important INFORMATION you should consider about the policy
	FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawal
If You withdraw money during a specified number of years following each
Premium Payment being withdrawn, You may be assessed a surrender charge. The surrender charge is assessed for 7 years with a maximum of
7%.
For example, if You make an early withdrawal, You could pay a surrender charge on a $100,000 investment of up to $7,000.
Annuity Policy Fee Tables and Expense Examples Transaction Expenses – Surrender Charge Access to Your Money Surrenders
Transaction Charges
In addition to surrender charges, You also may be assessed a transfer fee and special services fee.
Transfer Fee. We reserve the right to charge for transfers among Investment
Options after the first 12 transfers per Policy year. For each such additional transfer, we may impose a transfer fee of $10. Currently, we do not charge a transfer fee, but reserve the right to do so.
Special Service Fee. We reserve the right to deduct a $50 charge for special services, including overnight delivery, duplicate policies, handling insufficient checks on new business, duplicate Form 1099 and Form 5498 tax forms, check copies, printing and mailing previously submitted forms, and asset verification requests from mortgage companies.
Annuity Policy Fee Tables and Expense Examples Expenses – Transaction Expenses

	FEES AND EXPENSES			Location in Prospectus
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that You may pay each year, depending on the options You choose. Please refer to Your Policy specifications page for information about the specific fees You will pay each year based on the options You have elected.
Annuity Policy Fee Tables and Expense Examples Base Contract Expenses Appendix – Portfolio Companies Available Under the Policy
	Annual Fee	Minimum	Maximum
	Base Policy[1]	1.25%	1.65%
	Annual Policy Charge[3]	$0	$30
	Portfolio Company (fund fees and expenses)[2]	0.54%	2.97%
	Optional Benefit Expenses (if elected)	0.35%[3]	0.50%[3]
1 As a percentage of average Separate Account Value.
2 As a percentage of Portfolio Company assets.
3 As a percentage of the Annuity Value.
Because Your Policy is customizable, the choices You make affect how much You will pay. To help You understand the cost of owning Your
Policy, the following table shows the lowest and highest cost You could pay each year based on current charges. This estimate assumes that You do not take withdrawals from the Policy, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost $2,008	Highest Annual Cost $5,456
	Assumes:	Assumes:
●Investment of $100,000 ●5% annual appreciation ●Least expensive Portfolio Company fees and expenses ●No optional benefits ●No sales charges ●No additional Premium Payments, transfers, or withdrawals
●Investment of $100,000
●5% annual appreciation
●Most expensive combination
of optional benefits and
Portfolio Company fees and
expenses
●No sales charges
●No additional Premium
Payments, transfers, or
withdrawals

	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this Policy.			Principal Risks of Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
Surrender charges may apply for several years under the Policy. Surrender charges will reduce the value of Your Policy if You withdraw money during that time.
The benefits of tax deferral and living benefit protection also means the
Policy is more beneficial to investors with a long-term time horizon.
Principal Risks of Investing in the Policy Transaction Expenses - Surrender Charges Tax Information

	RISKS	Location in Prospectus
Risks Associated with Investment Options
●An investment in this Policy is subject to the risk of poor investment performance and can vary depending on the performance of the
Investment Options available under the Policy.
●Each Investment Option, including the Fixed Account, has its own unique risks.
●You should review the prospectuses for the available funds before making an investment decision.
Principal Risks of Investing in the Policy Investment Risk Appendix: Portfolio Companies Available Under the Policy
Insurance Company Risks
Any obligations (including under the Fixed Account), guarantees, and benefits under the Policy are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to You. More information about Transamerica Life Insurance Company, including our financial strength ratings, is available by visiting
transamerica.com or by calling toll-free (800)851-9777.
Principal Risks of Investing in the Policy Transamerica Life Insurance Company Financial Condition
	RESTRICTIONS	Location in Prospectus
Investments
●We reserve the right to impose a charge for transfers in excess of 12 transfers per Policy year.
●We reserve the right to limit transfers in circumstances of large or frequent transfers.
●The Fixed Account option may not be available for investment depending on when You applied for Your Policy and when it was issued.
●We reserve the right to remove or substitute the Portfolio Companies that are available as Investment Options under the Policy.
Transaction Expenses Investment Option – Transfers Market Timing and Disruptive Trading
Optional Benefits
●Certain optional benefits limit or restrict the Investment Options that
You may select under the Policy. We reserve the right to change these restrictions in the future.
●Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
●We reserve the right to stop offering an optional benefit at any time for new sales, which includes sales to the Owners who may want to purchase the benefit after they purchase the Policy.
Investment Restrictions Benefits Available Under the Policy Optional Benefit Riders
	TAXES	Location in Prospectus
Tax Implications
●Consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
●If You purchase the Policy as an individual retirement account or through a tax qualified plan, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of Your Policy until they are withdrawn. Earnings on Your Policy are taxed at ordinary income tax rates when withdrawn, and You may have to pay a penalty if
You take a withdrawal before Age 59 ½.
Tax Information

	CONFLICT OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling this
Policy to You, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. Our affiliate, Transamerica
Capital, Inc. (“TCI”) is the principal underwriter and may share the revenue we earn on this Policy with Your investment professional’s firm. In addition, we may pay all or a portion of the cost of affiliates’ operating and other expenses. This conflict of interest may influence Your investment professional to recommend this Policy over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Policies
Exchanges
If You already own an insurance Policy, some investment professionals may have a financial incentive to offer You a new Policy in place of the one You own. You should only exchange a Policy You already own if You determine, after comparing the features, fees, and risks of both policies, that it is better for You to purchase the new Policy rather than continue to own Your existing Policy.
Exchanges and/or Reinstatements

Overview of the policy
Purpose
The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II is a variable annuity Policy. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes. The amount of money You are able to accumulate in Your Policy depends upon the performance of Your Investment Options. The Policy also offers a death benefit to protect Your designated Beneficiaries.
This Policy may not be appropriate for people who do not have a long-term investment time horizon and is not appropriate for people who intend to engage in market timing or other frequent (disruptive) trading.
Who the Policy is Appropriate For
The Policy is designed for investors who intend to accumulate assets for retirement or other long-term financial planning best suited for those with a long-term investment horizon. Although You have the ability to make partial withdrawals and/or Surrender the Policy at any time during the accumulation phase, the Policy should not be viewed as a highly liquid investment. In that regard, withdrawals taken in the near term can result in Your being assessed a surrender charge, which can be a significant amount. In addition, if You participate in certain optional benefits, withdrawals can markedly reduce the benefit’s value. Finally, failure to hold the Policy for the long-term would mean that You lose the opportunity for the performance of Your chosen Investment Options to grow on a tax-deferred basis. Thus, the Policy’s features are appropriate for an investor who does not have significant liquidity needs with respect to money dedicated to the Policy, has a long-term investment horizon, and has purchased the Policy for retirement purposes or other long-term financial planning purposes.
Phases of the Policy
The Policy has two phases: (1) an accumulation (or savings) phase and (2) and annuity (or income) phase.
Accumulation Phase. To help You accumulate assets during the accumulation phase, You can invest Your Premium Payments and Policy Value in:
●
Underlying Fund Portfolios available under the Policy, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and
●
The Fixed Account option, which offers a guaranteed interest rate during a selected period.
A list of Portfolio Companies in which You can invest is provided in an Appendix to this Prospectus. See Appendix - Portfolio Companies Available Under the Policy.
Annuity Phase. You can elect to Annuitize Your Policy and turn Your Policy value into a stream of income payments called annuity payments. When You Annuitize Your Policy, the accumulation phase ends, and You will no longer be able to withdraw money from Your Policy. Any guaranteed benefits You elected will terminate without value. You may elect to purchase the Initial Payment Guarantee for an additional fee that provides annually stabilized payments that are guaranteed to never be less than a percentage of the initial variable annuity payment at the time You Annuitize Your Policy.
You can choose from among several Annuity Payment Options, including those guaranteeing payments for life and/or for a fixed time period. If You choose income for a specified period, life income with 10 years certain, life income with guaranteed return of Policy proceeds, or income of a specified amount, and the person receiving annuity payments dies prior to the end of the guaranteed period, then the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
Primary Features and Options of the Policy
Type of Policy. WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II Policy is a flexible premium deferred variable annuity Policy. It is a “deferred” annuity because You defer taking annuity payments during the accumulation phase. It is a “flexible premium” annuity because You are generally not required to make any Premium Payments in addition to the initial minimum Premium Payment. The Policy is “variable” because its value can go up or down based on the performance of the Investment Options You choose. The Policy is available as a non-qualified or qualified Policy. The tax treatment of Your Policy may impact the benefits, as well as fees and charges under Your Policy.
Accessing Your Money. Before You Annuitize, You can withdraw money from Your Policy at any time. If You take a withdrawal, You have to pay a surrender charge and/or income taxes, including a tax penalty if You are younger than Age 59½.

Tax Treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on Your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Policy includes, at no additional cost, a default death benefit that will pay Your designated Beneficiaries at least the Annuity Value. You can purchase a guaranteed minimum death benefit for an additional fee, which may increase the amount of money payable to Your designated Beneficiaries upon Your death.
Optional Additional Earnings Rider. For an additional fee, You may have elected this rider that may provide You with a supplemental death benefit to help offset the taxes typically due on annuity death benefits.
Additional Services. At no additional charge, You may select the following additional services:
●
Dollar-Cost Averaging. This service allows You to automatically transfer amounts between certain Investment Options on a monthly basis.
●
Asset Rebalancing. This service automatically reallocates Your Policy value among Your Investment Options on a periodic basis to maintain Your standing allocation instructions.
●
Systematic Payout Options. This service allows You to receive regular automatic withdrawals from Your Policy either on a monthly, quarterly, semi-annual and annual basis.
●
Telephone and Electronic Transactions. This service allows You to make certain transactions by telephone or other electronic means with the appropriate authorization from You.

ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES
The following table describes the fees and expenses that You will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to Your Policy specification page for information about the specific fees You will pay each year based on the options You have elected.
The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender or make withdrawals from the Policy, or transfer Cash Value between Investment Options. State premium taxes may also apply.
Transaction Expenses:
Sales Load Imposed On Premium Payments	None
Maximum Withdrawal Charge (as a % of Premium Payments)(1)(2)(3)	7%
Transfer Charge(4)	$10 after 12 per year
Loan Processing Fee(5)	$30 per loan
Special Service Fee	$25
(1)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.
(2)The surrender charge decreases based on the number of years since each Premium Payment was made, from 7% in the first two years after the Premium Payment was made grading down to 0% in the eighth year after the Premium Payment was made. To calculate surrender charges, the first Premium Payment made is considered to come out first. This charge is waived under certain circumstances.
(3)We may reduce or waive the surrender charge and the annual Policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.
(4)There is no charge for transfers from the Fixed Account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.
(5)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.
Annual Contract Expenses:
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including portfolio fees and expenses. This table also includes the charges You would pay if You added optional riders to Your Policy.
Annual Policy Charge(1)(2)	$30 per Policy yearly
Base Contract Expenses (as a % of average Separate Account Value during the Accumulation Period)(3)	1.25%
With Compounding Minimum Death Benefit Rider Added (optional):	1.65%
With Annual Step-Up Death Benefit Rider Added (optional):	1.65%
Optional Benefit Riders (No Longer Available):
Additional Earnings Rider Charge(4)	0.35%
Guaranteed Minimum Income Benefit Rider(5)
Current	0.45%
Maximum	0.50%
(1)The surrender charge decreases based on the number of years since each Premium Payment was made, from 7% in the first two years after the Premium Payment was made grading down to 0% in the eighth year after the Premium Payment was made. To calculate surrender charges, the first Premium Payment made is considered to come out first. This charge is waived under certain circumstances.
(2)We currently waive this charge if either the Annuity Value, or the total Premium Payments, minus all partial Surrenders, including any surrender charges, equals or exceeds $50,000 on the Policy Anniversary for which the charge is payable. However, we will deduct this charge from Your Annuity Value if You Surrender Your Policy completely.

(3)These charges are assessed on Your assets in each Subaccount. They do not apply to the Fixed Account. The mortality and expense risk charge of 0.85% applies when You have selected the standard death benefit. If You select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the Accumulation Period. After the Maturity Date, if You elect a variable annuity payment option, we will deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(4) This rider is no longer available. You may not add this rider if You have already purchased one of the optional death benefit riders. If You add the rider, we will impose during the Accumulation Period an annual rider charge equal to 0.35% of Your Policy's Annuity Value on each rider anniversary and pro rata on the termination date of the rider, including Policy Surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. This rider is not available in all states.
(5)This rider is no longer available. The annual rider charge is a percentage of the minimum Annuitization value. If You choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. If the Annuity Value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum Annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If You later choose to Annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date You Annuitize under the rider. We may change the guaranteed minimum payment fee in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Optional Benefits.
Annual Portfolio Company Expenses:
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under Appendix - Portfolio Companies Available Under the Policy.
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.54%	2.97%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, and other expenses, after any waivers or expense reimbursement	0.54%	1.68%
Example(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. This includes the maximum annual Portfolio Company expenses, highest death benefit option and Guaranteed Minimum Benefit rider. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
Example(13)	1 Year	3 Years	5 Years	10 Years
If You Surrender the Policy at the end of the applicable time period.	$12,504	$22,524	$31,561	$55,244
If You Annuitize* or remain invested in the Policy at the end of the applicable time period.	$5,504	$16,524	$27,561	$55,244

*You cannot Annuitize Your Policy before Your Policy’s fifth anniversary.
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.

Principal Risks of Investing in the Policy
There are risks associated with investing in the Policy. You can lose money in a variable annuity, including potential loss of Your original investment. The value of Your investment and any returns will depend primarily on the performance of the Underlying Fund Portfolios You select. Each Underlying Fund Portfolio may have its own unique risks.
Variable annuities are not a short-term investment vehicle. The surrender charge applies for a number of years, so that the Policy should only be purchased for the long-term. Under some circumstances, You may receive less than the sum of Your Premium Payments. In addition, full or partial withdrawals will be subject to income tax and may be subject to a 10% Internal Revenue Service (“IRS ”) penalty if taken before Age 59½. Accordingly, You should carefully consider Your income and liquidity needs before purchasing a Policy. Additional information about these risks appears in the Tax Information section of this prospectus.
Risks Of An Increase In Current Fees And Expenses. Certain fees and expenses are currently assessed at less than their guaranteed maximum levels. In the future, these charges may be increased up to the guaranteed (maximum) levels.
Investment Risk. You bear the risk of any decline in the Policy value caused by the performance of the Underlying Fund Portfolios held by the Subaccounts. Those funds could decline in value very significantly, and there is a risk of loss of Your entire amount invested. The risk of loss varies with each underlying fund. This risk could have a significant negative impact on the value of certain optional benefits offered under the Policy. The investment risks are described in the prospectuses for the underlying funds.
Risk Associated With Election of Optional Benefits. Several of the optional benefits include a host of requirements that must be adhered to in order to preserve and maximize the guarantees we offer under the benefit. If You fail to adhere to these requirements, that may diminish the value of the benefit and even possibly cause termination of the benefit. In addition, it is possible that You will pay fees for the optional benefit without fully realizing the guarantees available under the optional benefit. For example, such would be the case if You were to hold a Guaranteed Lifetime Withdrawal Benefit for many years yet die sooner than anticipated, without having taken a significant number of lifetime withdrawals.
Risks of Managing General Account Assets. The general account assets of The Company are used to support the payment of guaranteed benefits under the Policy. To the extent that the Company is required to pay amounts in addition to the Policy value, such amounts will come from our general account assets. You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of the Company’s general creditors. The Company’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.
Insurance Company Insolvency. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Separate Account that we promise.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Policy, and prior to Age 59½ a tax penalty may apply. In addition, even if the Policy is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks
Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please reference the Cyber Security section in the Statement of Additional Information.
Business Continuity
Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, geopolitical disputes, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.
Transamerica life insurance company, The separate account, and portfolio companies
Transamerica Life Insurance Company
Transamerica Life Insurance Company, located at 6400 C Street SW, Cedar Rapids, Iowa 52499, is the insurance company issuing the Policy.
We are engaged in the sale of life insurance and annuity policies. Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. and is licensed in the District of Columbia, Guam, Puerto Rico, the Virgin Islands and all states except New York. We are a wholly-owned indirect subsidiary of Transamerica corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon Ltd., the securities of which are publicly traded. Aegon Ltd., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of ours and subject to our claims paying ability. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for our financial obligations arising under the policies.
Financial Condition of the Company
We pay benefits under Your Policy from our general account assets and/or from Your Policy value held in the Separate Account. It is important that You understand that benefit payments are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for Your Policy value that is allocated to the Subaccounts of the Separate Account. Your Policy value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. For more information see The Separate Account below.
Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the Fixed Account, which are supported by the assets in our general account. Any guarantees under a Policy that exceed Policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of Policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. For more information see The Fixed Account.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of general account reserves in order to meet all the contractual obligations to our Owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we monitor our reserves to that we hold sufficient amounts to cover actual or expected Policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain benefits of the variable insurance products that we offer to allocate Premium Payments and Policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our Policy Owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage Policy Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the Separate Account are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our Policy Owners are available on our website https://www.transamerica.com/why-transamerica/financial-strength, and the websites of these nationally recognized statistical ratings organizations – https://www.ambest.com/home/default.aspx, https://www.moodys.com/ and https://www.spglobal.com/ratings/en/.
The Separate Account
The Company established a Separate Account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The Separate Account receives and invests the Premium Payments that are allocated to it for investment in shares of the Underlying Fund Portfolios.
The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the Separate Account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the Separate Account are, in accordance with the policies, credited to or charged against the Separate Account without regard to the Company's other income, gains or losses.
The assets of the Separate Account are held in the Company's name on behalf of the Separate Account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The Separate Account may include other Subaccounts that are not available under these policies.
The Underlying Funds
At the time You purchase Your Policy, You may allocate Your premium to Subaccounts. These are subdivisions of our Separate Account, an account that keeps Your Policy assets separate from our company assets. The Subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that You buy through Your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Underlying Fund Portfolio has varying degrees of investment risk. Underlying Fund Portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce Your investment return. Read the Underlying Fund Portfolio prospectuses carefully before investing. We do not guarantee the investment results of any Underlying Fund Portfolio. Certain Underlying Fund Portfolios may not be available in all states and in all share classes. Please see Appendix - Portfolio Companies Available Under the Policy for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including Investment Options, and have fees and charges, that are different from those in the Policy offered by this prospectus. Not every Policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue Age, or other criteria established by the financial intermediary. Upon request, Your financial professional can show You information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with Your financial professional to decide whether this Policy is appropriate for You based on a thorough analysis of Your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
VOTING RIGHTS
To the extent required by law, we will vote the Underlying Fund Portfolios' shares in accordance with instructions we receive from You and other Owners that have voting interest in the portfolios. We will send You and other Owners’ requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received.

Accordingly, it is possible for a small number of Policy Owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports and other materials relating to the appropriate portfolio.
THE ANNUITY POLICY
This prospectus describes information You should know before You purchase the WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II.
An annuity is a Policy between You (the Owner), and an insurance company (in this case the Company), where the insurance company promises to pay You an income in the form of annuity payments. These payments begin on a designated date, referred to as the Maturity Date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the Maturity Date, Your annuity is in the Accumulation Period and the earnings (if any) are tax deferred. Tax deferral means You generally are not taxed until You take money out of Your annuity. After the Maturity Date, Your annuity switches to the income phase.
The Policy is a flexible premium deferred variable annuity. You can use the Policy to accumulate assets for retirement or other long-term financial planning purposes.
The Policy is a “flexible premium” annuity because after You purchase it, You can generally make additional Premium Payments of $50 or more until the Maturity Date. You are not required to make any additional Premium Payments.
The Policy is a “variable” annuity because the value of Your Policy can go up or down based on the performance of Your Subaccounts. If You invest in the Separate Account, the amount of money You are able to accumulate in Your Policy during the Accumulation Period depends upon the performance of Your Subaccounts. If You elect to receive variable annuity payments during the income phase of Your Policy, the amount of Your annuity payments will also depend upon the performance of Your Subaccounts for the income phase.
The Policy also contains a Fixed Account. Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account. The Fixed Account offers an interest rate that is guaranteed by the Company to equal at least 2% per year. There may be different interest rates for each payment or transfer You direct to the Fixed Account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.
Do not purchase this Policy if You plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your Policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this Policy, You represent and warrant that You are not using the Policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
We will not issue a Policy unless:
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we receive the information we need to issue the Policy at our Administrative Office in good order;
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we receive a minimum initial Premium Payment (except for the 403(b) policies); and
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the Annuitant is Age 85 or younger.
In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, You, a joint Owner and the Annuitant must be Age 75 or younger. If You purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, You cannot drop it after we issue Your Policy. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the Accumulation Period if You have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if You have purchased an optional death benefit rider.
Premium Payments
You should make checks or drafts for Premium Payments payable only to Transamerica Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the Policy.

We do not accept cash or money orders. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.
Initial Premium Requirements
The initial Premium Payment for nonqualified policies must be at least $5,000. However, You may make a minimum initial Premium Payment of $1,000, rather than $5,000, if You indicate on Your application that You anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial Premium Payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial Premium Payment is $50.
We will credit Your initial Premium Payment to Your Policy within two business days after the day we receive it and Your complete Policy information in good order. If we are unable to credit Your initial Premium Payment, we (or Your agent) will contact You within five business days and explain why. We will also return Your initial Premium Payment at that time unless You tell us (or Your agent) to keep it and to credit it as soon as we receive all necessary application information.
The date on which we credit Your initial Premium Payment to Your Policy is generally the Policy Date. The Policy Date is used to determine Policy years, Policy months and Policy Anniversaries.
Although we do not anticipate delays in processing Your application, we may experience delays if agents fail to forward applications and Premium Payments to our Administrative Office in a timely manner. Any delays will affect when Your Policy can be issued and when Your Premium Payment is allocated among the investment choices.
If You wish to make Premium Payments by bank wire, please contact our Administrative Office at (800)851-9777 (Monday–Friday 8:30 a.m.–7:00 p.m. Eastern Time).
We may reject any application or Premium Payment for any reason permitted by law.
Additional Premium Payments
You are not required to make any additional Premium Payments. However, You can generally make additional Premium Payments as often as You like during the lifetime of the Annuitant and prior to the Maturity Date. We will accept Premium Payments by bank wire or by check. Additional Premium Payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial Premium Payment and $1,000 if by wire). We reserve the right to refuse any additional Premium Payments in excess of these limits, and if You do not obtain prior approval for Premium Payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional Premium Payments You make to Your Policy at the Accumulation Unit Value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive Your Premium Payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional Premium Payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See Sending Forms and Transaction Requests in Good Order.
Maximum Total Premium Payments
We reserve the right to require prior approval of any cumulative Premium Payments over $1,000,000 (this includes subsequent Premium Payments) for all policies with the same Owner or same Annuitant issued by us or an affiliate. If You do not obtain prior approval for Premium Payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
On the Policy Date, we will allocate Your Premium Payment to the investment choices You selected on Your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional Premium Payments as selected on Your application, unless You request a different allocation.
Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account.
If You allocate Premium Payments to the Dollar Cost Averaging program, then You must give us instructions regarding the Subaccount(s) to which transfers are to be made or we cannot accept Your Premium Payment.

You may change allocations for future additional Premium Payments by writing or by telephoning the Administrative Office or by visiting our website, tlic.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to Premium Payments received on or after the date we receive the change request at our Administrative Office in good order.
You should review periodically how Your Premium Payments are divided among the Subaccounts because market conditions and Your overall financial objectives may change.
Annuity Value
You should expect Your Annuity Value to change from Valuation Period to Valuation Period to reflect the investment performance of the portfolios, the interest credited to Your value in the Fixed Account, and the fees and charges we deduct. A Valuation Period begins at the close of regular trading on each business day and ends at the close of regular trading on the next Valuation Date. A Valuation Date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.
Accumulation Units
We measure the value of Your Policy during the Accumulation Period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When You direct money into a Subaccount, we credit Your Policy with accumulation units for that Subaccount. We determine how many accumulation units to credit by dividing the dollar amount You direct to the Subaccount by the Subaccount's Accumulation Unit Value as of the end of that Valuation Date. If You withdraw or transfer out of a Subaccount, or if we assess a transfer charge, annual Policy charge, or any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the Subaccounts using the same method.
Each Subaccount's Accumulation Unit Value was set at $10 when the Subaccount started. We recalculate the Accumulation Unit Value for each Subaccount at the close of each Valuation Date. The new Accumulation Unit Value reflects the investment performance and the fees and expenses of the Underlying Fund Portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine Accumulation Unit Values, see the SAI.
INVESTMENT CHoices
The WRL Freedom Premier Policy, formerly known as WRL Freedom Premier II variable annuity offers You a means of investing in various Underlying Fund Portfolios offered by different investment companies (by investing in the corresponding Subaccounts). The companies that provide investment advice and administrative services for the Underlying Fund Portfolios offered through this Policy are listed in the Appendix – Portfolio Companies Available Under the Policy.
The general public may not purchase shares of any of these Underlying Fund Portfolios. Their investment objectives and policies may be similar to other Underlying Fund Portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.
There is no assurance that an Underlying Fund Portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market Subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before You invest.
Please contact our Administrative Office at (800)851-9777 (Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern Time) or visit our website http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL to obtain an additional copy of the Underlying Fund Portfolio prospectuses containing more complete information concerning the funds and portfolios.
Note: If You received a summary prospectus for any of the Underlying Fund Portfolios listed in Appendix - Portfolio Companies Available Under the Policy, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its Statement of Additional Information.
Selection of Underlying Fund Portfolios
The Underlying Fund Portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Underlying Fund Portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of Cash Value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners. We have included the Transamerica Series Trust (“TST”) Underlying Fund Portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.
You are responsible for choosing the Underlying Fund Portfolios, and the amounts allocated to each, that are appropriate for Your own individual circumstances and our investment goals, financial situation, and risk tolerance. Because investment risk is borne by You, decisions regarding investment allocations should be carefully considered.
In making Your investment selections, we encourage You to thoroughly investigate all of the information regarding the Underlying Fund Portfolios that are available to You, including each Underlying Fund Portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or Underlying Fund Portfolio. After You select Underlying Fund Portfolios for Your initial Premium Payment, You should monitor and periodically re-evaluate Your allocations to determine if they are still appropriate.
You bear the risk of any decline in the Cash Value of Your Policy resulting from the performance of the Underlying Fund Portfolios You have chosen.
We do not recommend or endorse any particular Underlying Fund Portfolio and we do not provide investment advice.
We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing Owners or new Policy Owners at any time, or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of Subaccounts You are invested in at any one time.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the Subaccounts will always be available for Premium Payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine Subaccounts, and substitute the shares that are held by the Separate Account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other Underlying Fund Portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an Owner’s interest in a Subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.
We also reserve the right to establish additional Subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Each additional Subaccount will purchase shares in an Underlying Fund Portfolio or other investment vehicle. We may also close one or more Subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any Subaccount is closed, we will notify You and request a reallocation of the amounts invested in the closed Subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any Premium] Payment will be considered not in good order. The value of the closed Subaccount will continue to fluctuate due to portfolio performance and may exceed the original rebalance percentages You requested. As You consider Your overall investment strategy within Your annuity, You should also consider whether or not to re-allocate the value remaining in the closed Subaccount to another investment choice. If You decide to re-allocate the value of the closed Subaccount, You will need to provide us with instructions to achieve Your goal. Under certain situations involving Annuitizations (e.g., Policy reached maximum Maturity Date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices You have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices You have allocated to and which are open to new investments.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other Separate Accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the Separate Account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of Owners or other persons who have voting rights as to the Separate Account, (3) create new Separate Accounts, (4) add new Subaccounts to or remove existing Subaccounts from the Separate Account, or combine Subaccounts or (5) add new Underlying Fund Portfolios, or substitute a new Underlying Fund Portfolio for an existing Underlying Fund Portfolio.
In addition, a Subaccount could become no longer available due to the liquidation of its corresponding Underlying Fund Portfolio. To the extent permitted by applicable law, upon advance notice to You and unless You otherwise instruct us, we will:
1)
Re-allocate any Policy value in the liquidated fund to the money market Subaccount or a Subaccount investing in another Underlying Fund Portfolio designated by us; and
2)
Allocate any subsequent Premium Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other Subaccounts You have selected
We reserve the right, subject to compliance with applicable law, to make certain changes to the Separate Account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any Subaccount for shares of a different portfolio. We will not add, delete or substitute any Underlying Fund Portfolio shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
The Fixed Account
Premium Payments allocated and amounts transferred to the Fixed Account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the Fixed Account.
While we do not guarantee that the Fixed Account will always be available for investment, we do guarantee that the interest credited to the Fixed Account will not be less than 2% (in most states) per year. We have no formula for determining Fixed Account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the Fixed Account. Rates are guaranteed for at least one year, but will never be less than 2% per year.
The minimum Fixed Account Cash Value upon full Surrender is 90% of the Fixed Account Premium Payments less partial Surrenders and transfers from the Fixed Account accumulated at 3% per year. Any money you allocate or transfer to the Fixed Account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money You are able to accumulate in the Fixed Account during the Accumulation Period depends upon the total interest credited. The amount of annuity payments You receive during the income phase under a fixed annuity option will remain level for the entire income phase.
When You request a transfer, or if we consent to a partial Surrender from the Fixed Account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money You have put in the Fixed Account. You may transfer money from the Fixed Account to the Subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the Fixed Account and the Subaccounts during the income phase. You may not make partial Surrenders from the Fixed Account unless we consent.
Unless otherwise required by state law, we reserve the right to limit the amount You may allocate or transfer to the Fixed Account.
Transfers
During the Accumulation Period, You or Your agent/registered representative of record may make transfers from any Subaccount. However, if You elect the asset rebalancing program, You may not make any transfers if You want to continue in the program. A transfer would automatically cancel Your participation in the asset rebalancing program.
Currently, we allow You to transfer up to 100% of the amount in the Fixed Account. However, we reserve the right to require that You comply with one or more of the following:
●
That You only make one transfer per Policy year. This restriction does not apply if You have selected dollar cost averaging.
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That You request transfers from the Fixed Account in writing;
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That You only make transfers from the Fixed Account during the 30 days following each Policy Anniversary; and
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That You limit the maximum amount You transfer from the Fixed Account to the greater of:
(1) 25% of the amount in the Fixed Account; or

(2) the amount You transferred from the Fixed Account in the immediately prior Policy year.
(Note: This restriction may prolong the period of time it takes to transfer the total Annuity Value allocated to the Fixed Account to other investment choices. You should carefully consider whether investment in the Fixed Account meets Your needs and investment criteria.)
Before affecting any of these requirements, we will notify You in writing, and they will apply uniformly to all Owners.
Except when used to pay premiums, we may also defer payment of any amounts from the Fixed Account for no longer than six months after we receive written notice of Your request for the transfer. Transfers from the Fixed Account are not available through our website.
During the income phase of Your Policy, You may transfer values from one Subaccount to another. No transfers may be made to or from the Fixed Account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the Subaccount from which the transfer is being made. We may limit Subaccount transfers to one per Policy year.
Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.
If You make more than 12 transfers from the Subaccounts in any Policy year, we may charge You $10 for each additional transfer You make during that year. There is no charge for transfers from the Fixed Account, however, they will be counted toward the 12 free transfers allowed per Policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.
Transfers to and from the Subaccounts will be processed based on the Accumulation Unit Values determined at the end of the business day on which we receive Your written, telephoned, or faxed request, provided we receive Your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive Your request after the close of our business on market day we will process the transfer request using next day pricing.
Market Timing and Disruptive Trading
The market timing Policy and the related procedures (discussed below) do not apply to the ProFunds Subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If You invest in the ProFunds Subaccounts, You should be aware that You may bear the costs and increased risks of frequent transfers discussed below.
Statement of Policy. This variable annuity was not designed to accommodate market timing or facilitate frequent or large transfers among the Subaccounts or between the Subaccounts and the Fixed Account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect You, other Owners, Beneficiaries and Underlying Fund Portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a Subaccount if purchases or transfers into or out of an Underlying Fund Portfolio are made at prices that do not reflect an accurate value for the Underlying Fund Portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the Underlying Fund Portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an Underlying Fund Portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay Surrenders or transfers out of the Underlying Fund Portfolio; and (3) increased brokerage and administrative expenses. These risks and costs are borne by all Owners invested in those Subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain Subaccounts at the request of the corresponding Underlying Fund Portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if You intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent such trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the Underlying Fund Portfolios, we cannot guarantee that all harmful trading will be detected or that an Underlying Fund Portfolio will not suffer harm from market timing and disruptive trading among Subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine You or anyone acting on Your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that Your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other Owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature sent to us only by U.S. mail. We may also restrict the transfer privileges of others acting on Your behalf, including Your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any Premium Payment or transfer request from any person without prior notice, if, in our judgment, (1) the Premium Payment or transfer, or series of Premium Payments or transfers, would have a negative impact on an Underlying Fund Portfolio's operations, or (2) if an Underlying Fund Portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any Owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an Underlying Fund Portfolio refuses or reverses our order; in such instances some Owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by Owner or persons engaged in trading on behalf of Owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust Underlying Fund Portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one Underlying Fund Portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances; we may change the maximum dollar amount of permitted transfers quickly and without notice.
Please note: If You engage a third party investment adviser for asset allocation services, then You may be subject to these transfer restrictions because of the actions of Your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer Your variable annuity Policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge You for any fee or restriction, including redemption fees, imposed by any Underlying Fund Portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Underlying Fund Portfolios.
Under our current policies and procedures, we do not:
●
impose redemption fees on transfers; or
●
expressly limit the number or size of transfers in a given period except for certain Subaccounts where an Underlying Fund Portfolio has advised us to prohibit certain transfers that exceed a certain size; or
●
provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of preventative transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such Owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other Owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on Owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Underlying Fund Portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The Underlying Fund Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying Fund Portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the Underlying Fund Portfolios describe any such policies and procedures. The frequent trading policies and procedures of an Underlying Fund Portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other Underlying Fund Portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. We do not monitor transfer requests for compliance with the frequent trading policies and procedures of the respective Underlying Fund Portfolios.
We are required to provide to an Underlying Fund Portfolio or its payee certain information about the trading activity of individual Owners. We may be required to restrict or prohibit further purchases or transfers by specific Owners or persons acting on their behalf, identified by an Underlying Fund Portfolio as violating frequent trading policies.
Please read the underlying fund portfolio prospectus for information about restrictions on transfers.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the Underlying Fund Portfolios generally are “omnibus” orders from intermediaries such as retirement plans and Separate Accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable insurance products. The omnibus nature of these orders may limit the Underlying Fund Portfolio companies' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the Underlying Fund Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the Underlying Fund Portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other Owners of Underlying Fund Portfolio shares, as well as the Owners of all of the variable annuity or life insurance policies, including ours, whose variable Investment Options correspond to the affected Underlying Fund Portfolios. In addition, if an Underlying Fund Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in market timing and disruptive trading, the Underlying Fund Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing Your request.
Third Party Investment Services
The Company or an affiliate may provide administrative or other support services to independent third parties You authorize to conduct transfers on Your behalf, or who provide recommendations as to how Your Subaccount values should be allocated. This includes, but is not limited to, transferring Subaccount values among Subaccounts in accordance with various investment allocation strategies that these third parties employ.
The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on Your behalf by such third parties or any investment allocation recommendations made by such parties.
The Company does not currently charge You any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to Owners utilizing independent third parties who provide investment allocation and transfer recommendations.
Note carefully:
●
We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the Policy.
●
We are not party to any agreement that You may have with any third parties that offer investment allocation services for use with Your Policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on Your behalf.

●
Any fee that is charged by third parties offering investment allocation services for use with Your Policy is in addition to the fees and expenses that apply under Your Policy.
●
If You make withdrawals from Your Policy value to pay advisory fees, then taxes may apply to any such Surrenders and tax penalties may be assessed on Surrenders made before You attain Age 59½.
EXPENSES
There are charges and expenses associated with Your Policy that reduce the return on Your investment in the Policy. Unless we indicate otherwise, the expenses described below apply only during the Accumulation Period. The charges we deduct are used to pay aggregate Policy costs and expenses that we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy and riders. The charges may result in a profit to us.
Transaction Expenses
Surrender Charge
During the Accumulation Period, except under certain qualified policies, You may Surrender part or all of the Policy's Annuity Value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from Your Annuity Value at the time You request a partial withdrawal or complete Surrender.
Unless we otherwise consent, the minimum amount available each time You request a partial withdrawal is $500.
If You take a partial withdrawal or if You Surrender Your Policy completely, we will deduct a surrender charge of up to 7% of Premium Payments surrendered within seven years after we receive a Premium Payment. We calculate the surrender charge on the full amount we must withdraw from Your Annuity Value in order to pay the Surrender amount, including the surrender charge. To calculate surrender charges, we treat Surrenders as coming first from the oldest Premium Payment, then the next oldest and so forth.
The following schedule shows the surrender charges that apply during the seven years following each premium payment:
Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%
For example, assume Your premium is $100,000, You have taken no partial withdrawals, Your Annuity Value is $106,000 in the 15th Policy month and You request a full Surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and You requested a full Surrender (Annuity Value is $80,000), You would pay a surrender charge of $7,000 (7% of $100,000).
Keep in mind that partial withdrawals and complete Surrenders may be taxable, and if made before Age 59½, may be subject to a 10% federal penalty tax. For tax purposes, partial withdrawals and complete Surrenders are considered to come from earnings first.
There are several ways that You may make a partial withdrawal and we will not deduct the full surrender charge. See Partial Withdrawals Up to the Free Amount below, Systematic Partial Withdrawals, Nursing Care Facility Waiver and Terminal Condition Waiver sections.

Partial Withdrawals Up to the Free Amount
During any Policy year, You may request a partial withdrawal and we will not impose a surrender charge on any amount up to the maximum free amount. However, if You later completely Surrender Your Policy while surrender charges still apply, we will deduct from Your Annuity Value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents).
For partial withdrawals under the Policy, the maximum free amount You can partially withdraw without a surrender charge is equal to (a) plus (b) where:
(a) is equal to:
(i)
the Annuity Value on the date of the partial withdrawal: plus;
(ii)
any amounts previously Surrendered from the Policy under (b) below: plus.
(iii)
any amounts previously Surrendered from the Policy that were subject to surrender charges; minus
(iv)
the total of all premiums paid for the Policy.
AND
(b) is equal to:
(i)
10% of the remaining Annuity Value following the determination of (a) above on the date of the partial withdrawal: minus;
(ii)
any amounts partially Surrendered under (b)(i) above during the Policy year in which the partial withdrawal is requested.
For example, assume that You make a $100,000 Premium Payment to Your Policy at issue and make no more Premium Payments. Also assume at the end of the 13th Policy month there is an Annuity Value of $108,000 before a partial withdrawal of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000)), and $3,000 is surrender charge free under (b) ($100,000 x 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Policy month, there is an Annuity Value of $106,000 before a partial withdrawal of $20,000 is taken out, the surrender charge on this partial withdrawal will be calculated as follows:
(a)(i)
$106,000 is the Annuity Value on the date of the partial withdrawal; and is added to
(a)(ii)
$3,000 is the amount of the Surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)
$0 are amounts previously Surrendered that were subject to surrender charges; minus
(a)(iv)
$100,000 is the total of all premiums paid.
The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000
AND
(b)(i)
$9,700 is 10% of the remaining Annuity Value following the determination of (a) above on the date of partial withdrawal [$106,000 - $9,000 = $97,000 (remaining Annuity Value) x 10% = $9,700]; minus
(b)(ii)
$3,000 is the amount partially Surrendered under (b)(i) above during the Policy year in which the current partial withdrawal is requested.
The total for (b) is: $9,700 - $3,000 = $6,700
The maximum amount of this partial withdrawal available without a surrender charge is $9,000 (a) = $6,700 (b) = $15,700.
The portion of this partial withdrawal which is subject to a surrender charge is $20,000 - $15,700 = $4,300.
The surrender charge is calculated to be $323.66 (7% of $4,624).
The total amount we will deduct from Your Annuity Value for the Surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.
Premium Taxes
Some states assess premium taxes on the premium payments You make. A premium tax is a regulatory tax that some states assess on the premium payments made into a Policy. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the Accumulation Unit Value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the Annuity Value when:
●
You elect to begin receiving annuity payments;
●
You Surrender the Policy;

●
You request a Surrender; or
●
a death benefit is paid.
Generally, premium taxes range from 0% to 3.50%, depending on the state.
Federal, State and Local Taxes
We may in the future deduct charges from the Policy for any taxes we incur because of the Policy. However, no deductions are being made at the present time.
Special Service Fees
We currently deduct a charge for overnight delivery and duplicate policies. We reserve the right to deduct a charge for special services in the future, including non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed and fees may vary based on the type of service but will not exceed the maximum Special Service Fee shown above.
Transfer Charge
You are generally allowed to make 12 free transfers among the Subaccounts per Policy year. If You make more than 12 transfers per Policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the Fixed Account, however, they will be counted towards the 12 free allowed per Policy year. We do not currently charge for transfers among Subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.
Loan Processing Fee
If You take a Policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.
Base Contract Expenses
Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the Policy. Examples include a guarantee of annuity rates, the death benefits, certain Policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Policy. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that You have invested in each Subaccount. If You add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the Subaccounts during the Accumulation Period. During the income phase, if You elect a variable annuity option, we deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.
Administrative Charges
We deduct an annual administrative charge to cover the costs of supporting and administering the policies. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that You have invested in each Subaccount.
Annual Policy Charge
We deduct an annual Policy charge of $30 from your Annuity Value on each Policy Anniversary during the Accumulation Period and at Surrender. We deduct this charge from the Fixed Account and each Subaccount in proportion to the amount of Annuity Value in each account. We deduct the charge to cover our costs of administering the Policy. We currently waive this charge if either Your

Annuity Value, or the total premiums You have paid us, minus all partial Surrenders (including surrender charges), equals or exceeds $50,000 on the Policy Anniversary when this charge is payable. However, we will deduct this charge from Your Annuity Value if You surrender Your Policy completely.
Additional Earnings Rider Charge
If You select the Additional Earnings Rider, there is an annual charge during the Accumulation Period of 0.35% of Your Policy's Annuity Value. The charge will not be increased once the rider has been issued. We deduct the rider charge from Your Annuity Value on each rider anniversary and pro rata on the termination date of the rider, including Policy Surrender. We do not assess this charge during the income phase.
Portfolio Management Fees
The value of the assets in each Subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of Your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the Underlying Fund Portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with Your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including Your Policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
● Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain Underlying Fund Portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.50% of the average daily assets of those Underlying Fund Portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the Underlying Fund Portfolios assets. Policy Owners through their indirect investment in the Underlying Fund Portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).
● Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the Underlying Fund Portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from Underlying Fund Portfolio assets. Policy Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular Underlying Fund Portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.
The following chart provides the maximum combined percentages of Support Fees and Underlying Fund Portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.
Please Note: Some of the underlying funds listed in the chart below may not currently be available under Your Policy:
Incoming Payments to the Company and/or TCI
Underlying Fund Portfolio	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY® VARIABLE INSURANCE PRODUCTS FUND	0.395%

NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each Underlying Fund Portfolio owned by the Subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on assets that invest in Subaccounts that are closed to new Premium Payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts You allocate to the TST Underlying Fund Portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in Subaccounts that invest in the TST Underlying Fund Portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2023 we and TCI received approximately approximately $174.1 million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate that the amounts will decline in 2023.
Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in shares are held by the Subaccounts of the Company and its affiliates.
Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the Underlying Fund Portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from Underlying Fund Portfolio assets. Owners, through their indirect investment in the Underlying Fund Portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the Underlying Fund Portfolios (or their affiliates):
●
may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
●
may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
●
may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the Underlying Fund Portfolios and to assist with their promotional effort; and
●
may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.
For the calendar year ended December 31, 2023, TCI and its affiliates did not receive any payments to participate in TCI sponsored events.
Please note some of the aforementioned managers and/or sub-advisers may not be associated with Underlying Fund Portfolios currently available in this product.
Proceeds from certain of these payments by the Underlying Fund Portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Underlying Fund Portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
general description of the policy
Ownership
You, as Owner of the Policy, exercise all rights under the Policy, including the right to transfer ownership (subject to any assignee or irrevocable Beneficiary’s consent). You can generally change the Owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on Your ability to change the ownership of a qualified Policy. An ownership change may be a taxable event.

Annuitant
The Annuitant is the person named in the application to receive annuity payments. If no person is named, the Owner will be the Annuitant. As of the Maturity Date, and upon our agreement, the Owner may change the Annuitant or, if either annuity payment Option C or Option E has been selected, add a joint Annuitant. On the Maturity Date, the Annuitant(s) will become the payee(s) and receive the annuity payments.
Beneficiary
A Beneficiary is the person who receives the death benefit when an Owner who is also the Annuitant dies. You may change Beneficiary(ies) during the lifetime of the Annuitant, subject to the rights of any irrevocable Beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the Maturity Date, if an Owner who is the Annuitant dies, and no Beneficiary is alive on the Death Report Day, benefits payable at death will be paid to the Owner’s estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a Beneficiary.
Assignment
You can also generally assign the Policy any time during Your lifetime. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Policy before we approve the assignment. There may be limitations on Your ability to assign a qualified Policy and such assignments may be subject to tax penalties and taxed as distributions under the Code. An assignment may have tax consequences.
Termination for Low Value
If a withdrawal or fee (including an optional rider fee, administrative fee, or Owner transaction fee) reduces Your Cash Value below the minimum specified in Your Policy, we reserve the right to terminate Your Policy and send You a full distribution of Your remaining Cash Value. All benefits associated with Your annuity Policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if You have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Certain Offers
From time to time, we have (and we may again) offered You some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of Policy Owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether You have taken any withdrawal that has caused a pro rata reduction in Your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Policy Owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Policy Owners in the same group.
If You accept an offer that requires You to terminate a guaranteed benefit and You retain Your Policy, we will no longer charge You for the benefit, and You will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to You to exchange an existing rider for a different rider.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity Policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, You should compare both annuities carefully. Remember that if You exchange or transfer another annuity for the one described in this prospectus, then You may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different.

You should not exchange or transfer another annuity for this one unless You determine, after knowing all the facts, that the exchange or transfer is in Your best interest and not just better for the person trying to sell You this Policy (that person will generally earn a commission if You buy this Policy through an exchange, transfer or otherwise).
You may ask us to reinstate Your Policy after such an exchange, transfer, withdrawal or Surrender and in certain limited circumstances we will allow You to do so by returning the same total dollar amount of funds distributed to the applicable Investment Options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any Subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available Investment Options according to the investment allocation instructions You previously provided. Because of changes in market value, Your new accumulation units may be worth more or less than the units You previously owned. Generally for non-qualified annuity reinstatements, unless You return the original company check, if a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which You will receive in January of the year following the distribution. Qualified annuity reinstatements may be subject to the same tax reporting requirements. We recommend that You consult a tax professional to explain the possible tax consequences of reinstatements.
ACCESS TO YOUR MONEY
Surrenders
During the Accumulation Period, You can have access to the money in Your Policy by making either a partial Surrender or complete Surrender. If You want to Surrender Your Policy completely, You will receive Your Cash Value, which equals the Annuity Value of Your Policy minus:
●
any Surrender charges;
●
any premium taxes;
●
any loans;
●
any unpaid accrued interest;
●
the annual Policy charge;
●
the pro rata Additional Earnings Rider charge, if applicable; and
●
the GMIB fee, if applicable see Optional Benefit Riders.
The minimum Fixed Account Cash Value upon full Surrender is 90% of the Fixed Account Premium Payments less partial Surrenders and transfers from the Fixed Account accumulated at 3% per year.
The Cash Value will be determined at the Accumulation Unit Value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive Your request for Surrender at our Administrative Office in good order, unless You specify a later date in Your request. Please note: All Surrender requests must be submitted in good order to avoid a delay in processing Your request.
No partial Surrender is permitted if it would reduce the Cash Value below $5,000. You may not make partial Surrenders from the Fixed Account unless we consent. Unless You tell us otherwise, we will take the partial Surrender from each of the investment choices in proportion to the Annuity Value.
Unless we otherwise consent, the minimum amount available each time You request a partial Surrender is $500.
Remember that any partial Surrender You make will reduce the Annuity Value and also may have a negative impact on certain benefits and guarantees of Your Policy. Under some circumstances, a partial Surrender will reduce the death benefit by more than the dollar amount of the Surrender. See DEATH BENEFIT, and the SAI for more details.
Income taxes, federal tax penalties and certain restrictions may apply to any partial Surrender or complete Surrender You make. If Your Policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that withdrawals or transfers You request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments You request until all information required under the tax law has been received. By requesting a withdrawal or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
We must receive at our Administrative Office in good order a properly completed Surrender (partial or full) request by mail or fax. We will accept telephone requests for partial withdrawals as long as the Surrender proceeds are being sent to the address of record. The maximum Surrender amount You may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of Your partial Surrender or complete Surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.
If the Policy's Owner is not an individual, additional information may be required. If You own a qualified Policy, the Code may require Your spouse to consent to any Surrender. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).
Delay of Payment and Transfer
Payment of any amount due from the Separate Account for a Surrender, a complete Surrender, a death benefit, loans or on the death of an Owner of a nonqualified Policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the Separate Account if:
●
the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or
●
an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
●
the SEC permits a delay for the protection of Owners.
Transfers of amounts from the Subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica BlackRock Government Money Market VP portfolio (or any money market portfolio offered under this Policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, Surrender, Surrender, loan, or death benefit from the TA BlackRock Government Money Market Subaccount until the portfolio is liquidated.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, Surrenders, death benefits and loan amounts from the Fixed Account for up to six months.
If mandated under applicable law or by regulation, we may be required to reject a Premium Payment. We may be required to provide additional information about You or Your account to governmental regulators. In addition, we may be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, Surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
●
Any Surrender over $250,000 unless it is a custodial owned annuity;
●
Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a Policy Owner’s account;
●
Any electronic fund transfer instruction changes on or within 15 days of an address change;
●
Any Surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract Owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same Owner in a “tax-free exchange”;
●
Any Surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
●
Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)851-9777.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which You do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

ANNUITY PAYMENTS (THE INCOME PHASE)
You can generally change the Maturity Date by giving us 30 days notice with the new date or Age. Unless required by state law, the Maturity Date cannot be earlier than the end of the fifth Policy year. The latest Maturity Date generally cannot be after the date specified in Your Policy unless a later date is agreed to by us.
Election of Annuity Payment Option. Before the Maturity Date, if the Annuitant is alive, You may choose an annuity payment option or change Your option. If You do not choose an annuity option by the Maturity Date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the Maturity Date.
If You choose a variable payment option, You must specify how You want the annuity proceeds divided among the Subaccounts as of the Maturity Date. If You do not specify, we will allocate the annuity proceeds in the same proportion as the Annuity Value is allocated among the Investment Option available on the Maturity Date. Any portion of the annuity proceeds in the Fixed Account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the Maturity Date, You may make transfers among the Subaccounts, but You may not make transfers from or to the Fixed Account; we may limit Subaccount transfers to one per Policy year.
As of the Maturity Date and so long as we agree, You may elect a different Annuitant or add a joint Annuitant who will be a joint payee under a joint and survivor life income payment option. If You do not choose an Annuitant, we will consider You to be the Annuitant.
Supplemental Policy. Once You Annuitize and if You have selected a fixed annuity payment option, the Policy will end and we will issue a supplemental Policy to describe the terms of the option You selected. The supplemental Policy will name who will receive the annuity payments and describe when the annuity payments will be made.
Your Policy may not be “partially” Annuitized, i.e., You may not apply a portion of Your Policy value to an annuity option while keeping the remainder of Your Policy In Force.
Annuity Payment Options Under the Policy
The Policy provides several annuity payment options that are described below. You may choose any annuity payment option available under Your Policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.
We will use Your “annuity proceeds” to provide these payments. The “annuity proceeds” is Your Annuity Value on the Maturity Date, less any premium tax that may apply. If Your annuity payment would be less than $20, then we will pay You the annuity proceeds in one lump sum.
Fixed Annuity Income Payments. If You choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us. The payment amount will generally depend on the following:
●
the amount of the annuity proceeds on the Maturity Date;
●
the interest rate we credit on those amounts; and
●
the specific payment option You choose.
Variable Annuity Income Payments. If You choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The dollar amount of each additional variable payment will vary based on the investment performance of the Subaccount(s) You invest in and the Policy's assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Policy's assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which You are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily Separate Account Annuitization charge equal to an annual rate of 1.40%  of Subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If You elect a variable annuity payment option, we deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40%.
The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all Ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options
Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.
If Your Policy is a qualified Policy, payment option A may not satisfy minimum required distribution rules. Consult a financial professional before electing that payment option.
Payment Option B – Life Income Fixed Payments.
●
No Period Certain: We will make level payments only during the Annuitant's lifetime; or
●
10 Years Certain: We will make level payments for the longer of the Annuitant's lifetime or 10 years; or
●
Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the Annuitant's lifetime or until the total dollar amount of payments we made to You equals the annuity proceeds.
Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
For more information on how the fixed annuity payments are determined, see the SAI.
Variable Annuity Payment Options
Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the Subaccounts You select. You may choose between:
●
No Period Certain: We will make variable payments only during the Annuitant's lifetime; or
●
10 Years Certain: We will make variable payments for the longer of the Annuitant's lifetime or 10 years.
Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the Annuitant and a joint Annuitant of Your choice. Payments will be made as long as either person is living.
Other annuity payment options may be arranged by agreement with us. The death benefit payable after the Maturity Date will be affected by the annuity option You choose.
NOTE CAREFULLY
IF:
●
You choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
●
the Annuitant(s) dies for example, before the due date of the second annuity payment;
THEN:
●
we may make only one annuity payment and there will be no death benefit payable.
IF:
●
You choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
●
the person receiving payments dies prior to the end of the guaranteed period;
THEN:
●
the remaining guaranteed payments will be continued to that person’s Beneficiary, or their value (determined at the date of death) may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the Annuitant’s address of record. The Annuitant is responsible for keeping us informed of the Annuitant’s current address of record.
Benefits Available Under the Policy
The following table summarizes information about the benefits available under the Policy.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Standard Death Benefit	Pays base death benefit generally equal to the greater of the Annuity Value of Your Policy or the total Premium Payments reduced by adjusted partial Surrenders.	Standard	1.25% annually of average Separate Account Value during the Accumulation Period
●Death benefit may be paid as
a lump sum or as equal
payments while the Policy
continues in the
Accumulation Period.
●If Owner who is the
Annuitant dies before the
Maturity Date when death
benefit proceeds are payable:
(1) You will receive the
greater of the Annuity Value
on the Death Report Day; or
(2) the total Premium
Payments reduced by adjusted
partial Surrenders.

Compounding Minimum Death Benefit	Provides a death benefit equal to the highest Annuity Value on any Policy Anniversary up to Age 81.	Optional	1.65% annually of average Separate Account Value
●The Compounding
Minimum Death Benefit is
available through Age 80.
●Accumulated at an effective
annual rate of 5% from each
Premium Payment date and
any adjusted partial
Surrenders to the earlier of
the Annuitant’s death or their
81st birthday.
●Withdrawals can significantly
reduce benefit value or
terminate benefit.
●Cannot change death benefit
once elected.
●The death benefit will not
exceed 200% of total
Premium Payments less
withdrawals.
●Terminates upon
Annuitization.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Annual Step-Up Death Benefit	Pays death benefit equal to highest Annuity Value on any Policy Anniversary prior to Annuitant’s 81st birthday (adjusted for Premium Payments and withdrawals).	Optional	1.65% annually of average Separate Account Value
●Not available if You or
Annuitant is 81 or older on
Policy Date.
●Withdrawals can significantly
reduce benefit value or
terminate benefit.
●Cannot change death benefit
once elected.
●The death benefit will not
exceed 200% of total
Premium Payments less
withdrawals.
●Terminates upon
Annuitization.

Additional Earnings Rider	Pays a supplemental death benefit to help offset the taxes typically due on annuity death benefits.	Optional	0.35% annually of the Annuity Value
●This rider is no longer
available.
●Was available only for issue
Ages 75 and younger at Policy
issue or on any Monthiversary
during the Accumulation
Period.
●Rider may continue if the
surviving spouse is eligible
and elects to continue the
Policy.
●If Policy has multiple
Beneficiaries, each Beneficiary
may choose individually
whether to receive any benefit
under this rider thereby
terminating the rider.
●If the multiple Beneficiaries
continue the rider, the rider
benefit will be paid upon the
Beneficiary’s death.
●May not be available in all
states.

Nursing Care Facility Waiver	Waives Surrender Charges if You are confined to a nursing care facility.	Standard	No charge
●Must be confined to nursing
care facility for 30
consecutive days or longer.
●The confinement began after
the Policy Date; and
●You provide us with
satisfactory written evidence
of Your confinement.
●May not be available in all
states.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Terminal Condition Wavier	Waives Surrender Charges if certain medically related circumstances occur.	Standard	No charge
●Must be diagnosed with
terminal condition after the
Policy Date.
●Must provide written
statement acceptable to us
and signed by a physician that
includes diagnosis and
prognosis of non-correctable
medical condition that will
result in death within 12
months of written statement.
●May not be available in all
states.

Dollar Cost Averaging Program	Allows You to automatically make transfers into one or more Subaccounts.	Standard	No charge
●Traditional – A minimum of
$500 per transfer is required.
●Minimum and maximum
number of transfers.
●Special – Limited to six
month or twelve-month
transfer program and only
available for new Premium
Payments.
●May not be available in all
states.

Asset Rebalancing	Automatically rebalances the amounts in Your Subaccounts to maintain Your desired asset allocation percentages.	Standard	No charge	●Does not include any amounts allocated to the Fixed Account.
Systematic Partial Surrenders	Provides monthly, quarterly, semi-annual or annual withdrawals.	Optional	No charge
●Subject to $40 minimum
withdrawals.
●Systematic surrenders may
not exceed 10% of the
Annuity Value at the time of
surrender divided by the
number of surrenders made
per calendar year.
●We reserve the right to
discontinue surrenders if that
surrender would reduce Your
Annuity Value below $5,000.

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Income Benefit	Assures You of a minimum level of income in the future by guaranteeing a minimum Annuitization value.	Optional (No longer offered)	Current = 0.45% Maximum = 0.50%
●This rider is no longer
available.
●Was available for Annuitant
issue Ages 0-90.
●You can Annuitize if rider is
held for 10 years without any
restrictions.
●Provides an annual growth
rate of 6% per year which we
can change at our discretion.
Will never be less than 3%
per year.
●Offers fixed and variable
annuity payment options.
●May not be available in all
states.

DEATH BENEFIT
We will pay a death benefit to Your Beneficiary(ies), under certain circumstances, if, if You are both an Owner and Annuitant, and You die during the Accumulation Period (that is before the Maturity Date). The Beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Policy in the Accumulation Period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state. The guarantees of these death benefits are based on our claims-paying ability.
We will determine the amount of and process the death benefit proceeds, if any are payable on a Policy, upon receipt at our Administrative Office of satisfactory proof of the Annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple Beneficiaries, we will process the death benefit when the first Beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining Beneficiary their share until we receive due proof of death from that Beneficiary. Such Beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See Sending Forms and Transaction Requests in Good Order.
Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.
An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time of death benefit proceeds become payable. See Additional Earnings Rider for details.
The death benefit proceeds remain invested in the Separate Account in accordance with the allocations made by the Policy Owner until the Beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the Separate Account may be reallocated in accordance with the Beneficiary's instructions.
We may permit the Beneficiary to give a “one-time” written instruction to reallocate the investments in the Separate Account to the money market fund after the death of the Annuitant. If there is more than one Beneficiary, all Beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the Beneficiary provides satisfactory evidence of the Annuitant's death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:
IF:
●
an Owner and the Annuitant ARE the same person and that person dies;
THEN:
●
we pay the death benefit proceeds to the Beneficiaries, if alive,(1)(2)(3)(4)(5) and in some cases, reset the death benefit.(4) If the surviving spouse is the joint Owner and the Policy continues (or if the surviving spouse is sole Beneficiary and elects to continue the Policy) then the Annuity Value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)
IF:
●
the surviving spouse who continued the Policy dies;
THEN:
●
we pay the death benefit proceeds to the Beneficiaries, if alive,(1)(2)(3)(4(5)(6)(7) otherwise to the estate of the surviving spouse.
IF:
●
an Owner and an Annuitant ARE NOT the same person, and an Annuitant dies first;
THEN:
●
An Owner becomes the Annuitant and the Policy continues. In the event of joint Owners, the younger joint Owner will automatically become the new Annuitant and the Policy will continue.
IF:
●
an Owner and an Annuitant ARE NOT the same person, and an Owner dies first;
THEN:
●
We pay the Cash Value to the Beneficiary(1)(5)(8)(9), or if the sole Beneficiary is the surviving spouse, the Policy continues.(10) In the event of joint Owners, the surviving joint Owner becomes the sole Owner and the Policy will continue. If the Policy continues, we will not adjust the Annuity Value to equal the death benefit proceeds.(10)
(1)The Code requires that payment to the Beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)If no Beneficiary is alive on the Death Report Day, then the death benefit proceeds are paid to the Owner's estate. If the sole Beneficiary was living on the Owner's date of death, but died before the Death Report Day, the death benefit is paid to the Owner's estate, not to the Beneficiary's estate.
(3)If the sole Beneficiary is the deceased Owner/Annuitant's surviving spouse, the surviving spouse, if eligible, may elect to continue the Policy In Force as the new Owner and Annuitant. Likewise, if the joint Owner is the deceased Owner’s surviving spouse, the Policy will continue In Force with the surviving spouse, if eligible, as the new Owner and Annuitant. We will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will reset the Age used in the death benefit provisions under the continuing Policy as of the Death Report Day so that the death benefit is based on the Age of the surviving spouse. Consequently, if You purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the Annuitant's 81st birthday” will refer to the Age of the surviving spouse. If the surviving spouse is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total partial surrenders following the Death Report Day of the first deceased Owner.
(4)If a Beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the Annuitant or over a period that does not exceed such Beneficiary's life expectancy (the “distribution period”), then the Policy will continue with some modifications until the end of the elected distribution period. We will adjust the Annuity Value as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit if such Beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the Age of such Beneficiary. The Policy will terminate at the end of the distribution period.
(5)If there are multiple Beneficiaries, each Beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)If the sole primary Beneficiary of the Policy is a revocable grantor trust and the spouse of the Owner/Annuitant is the sole grantor, trustee, and Beneficiary of the trust and the trust is using the spouse of the Owner/Annuitant’s social security number at the time of claim, she or he shall be treated as the Owner/Annuitant’s spouse. In those circumstances, the Owner/Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provisions of the Policy.
(7)If the Owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the Annuitant’s spouse is the sole primary Beneficiary of the Annuitant’s interest in such account. In those circumstances, the Policy will continue after the Annuitant’s death and the Annuitant’s spouse will be treated as the Beneficiary of the Policy for purposes of applying the spousal continuation provision of the Policy.
(8)If any Beneficiary is alive, but is not the deceased Owner’s spouse at the time of the deceased Owner’s death, then the Beneficiary must receive the Cash Value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(9)If no Beneficiary is alive, the Owner’s estate will become the new Owner and the cash value must be distributed within 5 years of the deceased Owner’s death.
(10)If the sole Beneficiary is alive and is the deceased Owner’s surviving spouse at the time of the deceased Owner’s death, then the Policy will continue with the spouse as the new Owner.
The death benefit proceeds are reduced by any outstanding Policy loans plus accrued interest and premium taxes due.
Different rules apply if an Owner or Beneficiary is not a natural person. Please consult the SAI, Your Policy or Your agent for more details.
After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option You selected. See Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.
If any Owner dies on or after the start of annuity payments, the remaining portion of any interest in the Policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.
Standard Death Benefit
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Policy continues in the Accumulation Period for a specified number of years, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.
If an Owner who is the Annuitant dies before the Maturity Date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:
●
The Annuity Value of Your Policy on the Death Report Day; or
●
The total Premium Payments You make to the Policy as of the Death Report Day, reduced by adjusted partial Surrenders.
The standard death benefit proceeds are not payable after the Maturity Date.
Optional Death Benefit Riders
On the Policy application, You may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if You, a joint Owner or the Annuitant is Age 76 or older on the Policy Date. These riders are only payable during the Accumulation Period and are not payable after the Maturity Date. You may not select an optional death benefit rider after the Policy has been issued. If You purchase one of these riders, You cannot drop it after we issue Your Policy. You may not add the Additional Earnings Rider if You have purchased an optional death benefit rider.
Compounding Minimum Death Benefit Rider. If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:
●
the standard death benefit; or
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the compounding minimum death benefit: This benefit equals total Premium Payments, plus interest at an effective annual rate of 5% (in most states) from the date of the Premium Payment to the date of death, less any adjusted partial Surrender(s), including interest on any adjusted partial Surrender at the 5% rate from the date of partial Surrender to the date of death. Interest is not credited after the Annuitant’s 81st birthday. This death benefit will not exceed 200% of total Premium Payments less partial Surrenders.
Annual Step-Up Death Benefit Rider. If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:
●
the standard death benefit; or
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the annual step-up death benefit: This benefit equals the highest Annuity Value on any Policy Anniversary prior to the

Annuitant’s 81st birthday. The highest Annuity Value will be increased for Premium Payments You have made and decreased for any adjusted partial Surrenders we have paid to You following the Policy Anniversary on which the highest Annuity Value occurs. This death benefit will not exceed 200% of total Premium Payments less partial Surrenders.
If You select either of these options, then the mortality and expense risk charge will increase to 1.25%
Effect of Adjusted Partial Withdrawal on Death Benefits
When You request a partial withdrawal, we will reduce the death benefit under the Policy by an “adjusted partial withdrawal.” An adjusted partial withdrawal will reduce the death benefit proceeds by the amount of the partial withdrawal times the ratio of:
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the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial withdrawal, to
●
the Annuity Value immediately before the partial withdrawal.
We have included a more detailed explanation of this adjustment in the SAI.
If the death benefit proceeds are greater than the Annuity Value prior to the partial withdrawal, the adjusted partial withdrawal may be more than the amount of Your request. For this reason, if a death benefit is paid after You have made a partial withdrawal, then the total of that partial withdrawal and the death benefit could be less than the death benefit immediately before You have made a partial withdrawal. If the death benefit proceeds are less than the Annuity Value prior to the partial withdrawal, the adjusted partial withdrawal will reduce the death benefit dollar for dollar.
Additional Benefits with Spousal Continuation
If an Owner who is the Annuitant dies before the Maturity Date, and if the surviving spouse of the deceased Owner continues (if a joint Owner) or elects to continue (if a sole Beneficiary) the Policy, the surviving spouse becomes the sole Owner and Annuitant. We will increase the Annuity Value of the Policy as of the Death Report Day to equal the death benefit proceeds as of the Death Report Day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the Age of the surviving spouse.
Additional Death Benefit on Beneficiary's Death
If an Owner who is the Annuitant dies before the Maturity Date, and if the deceased Owner's spouse is not named as the joint Owner or as the sole Beneficiary who elects to continue the Policy, then each Beneficiary can elect to keep the Policy in the Accumulation Period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the Beneficiary's life expectancy (the “distribution period”). We will pay a death benefit if the Beneficiary dies during the distribution period and permit such Beneficiary to name a new Beneficiary. We will revise the way we calculate that death benefit so that it is based on the Age of such Beneficiary.
Alternate Payment Elections Before the Maturity Date
If a Beneficiary is entitled to receive the death benefit proceeds, a Beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Policy at the end of the distribution period:
1. within 5 years of the date of an Owner's death;
2. over the Beneficiary's lifetime, with payments beginning within one year of the deceased Owner's death; or
3. over a specified number of years, not to exceed the Beneficiary's life expectancy, with payments beginning within one year of an Owner's death.
To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the Beneficiary's current life expectancy, with payments beginning within one year of the deceased Owner's death.
Different rules may apply if the Policy is a qualified Policy.
Multiple Beneficiaries may choose individually among any of these options.
If the deceased Annuitant was an Owner, and one or more Beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the Age used in the death benefit provisions under the new option as of the Death Report Day, so that the death benefit is based on the Age of the particular new Annuitant (i.e., the Beneficiary). As a result, if You purchased an optional death benefit rider, the phrase “the Annuitant's 81st birthday” will refer to the Age of the particular Beneficiary. If the Beneficiary is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the particular Beneficiary by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total Surrenders following the Death Report Day of the first deceased Owner. This option applies to both spousal and non-spousal Beneficiaries.
If a Beneficiary chooses 1 or 3 above, this Policy remains in effect and remains in the Accumulation Period until it terminates at the end of the elected period. The Beneficiary's proportionate share of the death benefit proceeds becomes the new Annuity Value. Any payments made to a Beneficiary under the option 3 will be treated as adjusted partial Surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits. If a Beneficiary chooses 2 above, the Policy remains in effect, but moves into the income phase with the Beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.
These Alternate Payment Elections do not apply if the sole Beneficiary is the surviving spouse of the deceased Owner and the surviving spouse is eligible to and elected to continue the Policy. These Alternate Payment Elections do apply when we pay the Cash Value to the Beneficiary on the death of an Owner who is not the Annuitant. When an Owner who is not the Annuitant dies, we do not increase the Annuity Value to equal the death benefit proceeds.
Optional Benefit Riders
You may have elected one of the following optional riders previously available for purchase which are no longer available. The following rider sections describes the material features of each of those riders. Please refer to Your personal rider pages and any supplemental mailings for Your specific coverage and features regarding these riders.
Additional Earnings Rider (No Longer Available)
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy. You may elect the rider when we issue the Policy or on any Monthiversary during the Accumulation Period before You, a joint Owner or the Annuitant reach Age 76 and if You have not already purchased an optional death benefit rider.
The Additional Earnings Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact Your financial intermediary or our Administrative Office.
In order to buy this rider:
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You must purchase it when we issue the Policy;
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You must both be the Owner and Annuitant (except in the case of a trust or employer sponsored plan); and
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You and the Annuitant must be Age 75 or younger.
Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per Annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as Beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Earnings Rider is based on our claims-paying ability.
The date You add the rider to the Policy is the rider date.
We will pay the Additional Earnings Rider Amount under this rider only if:
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the rider is In Force at the time of death;
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death benefit proceeds are payable under the Policy; and
●
there are rider earnings when the death benefit proceeds are calculated.
Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:
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the rider earnings on the date we calculate the death benefit proceeds (the Death Report Day); or
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the rider earnings limit (shown on Your rider) multiplied by the rider base on the Death Report Day.
The maximum we will pay under this rider is $1 million.
Rider earnings equal:
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the death benefit proceeds payable under the Policy; minus
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the rider base, which is:
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the greater of the death benefit proceeds on the rider date or the Annuity Value on the rider date (this rider is no longer available after issue); plus

●
the Premium Payments made after the rider date; less
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the amount of each Surrender made after the rider date, multiplied by the ratio of the rider base to the Annuity Value immediately before the Surrender.
Example: A person aged 60 purchases a Policy with the Additional Earnings Rider. On the date of the purchase (rider date) the Annuity Value and death benefit value were equal to the Premium Payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.
At the time of the Owner's death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no Surrenders or additional Premium Payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).
Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):
a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;
b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or
c) The maximum benefit under the rider=$1,000,000.
The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).
For additional examples, see Appendix B.
We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If You purchased Your Policy as part of a 1035 exchange, rider earnings do not include any gains before the rider is added to Your Policy. As with all insurance, You may not realize a benefit from the purchase of this rider.
The additional earnings factors are as follows:
Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%
For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Policy and the Additional Earnings Rider Amount will be considered.
See Appendix B for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a Surrender on the Additional Earnings Rider Amount.
Continuation. If an Owner who is the Annuitant dies during the Accumulation Period and the deceased Owner's spouse is the sole Beneficiary and is eligible to and elects to continue the Policy, the Annuity Value is adjusted to equal the death benefit proceeds, the deceased Owner's spouse will have the following options:
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terminate the Additional Earnings Rider and receive a one-time Annuity Value increase equal to the Additional Earnings Rider Amount. All future Surrender charges on this amount, if any, will be waived; or
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continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased Owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.
Alternate Election. If an Owner who is the Annuitant dies during the Accumulation Period and one or more of the Beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that Beneficiary will have the following options:
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terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All Surrender charges on this amount, if any, will be waived; or
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continue the Additional Earnings Rider (with fees) without the one-time Annuity Value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the Beneficiary and the Policy will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period. See Alternate Payment Elections Before the Maturity Date.
Rider Fee. There is an annual charge during the Accumulation Period of 0.35% of Your Policy's Annuity Value. The charge will not be increased once the rider has been issued. We deduct the rider charge from Your Annuity Value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each Subaccount and the Fixed Account in proportion to the amount of the Annuity Value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.
Termination. The rider will remain in effect until:
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we receive Your written notice at our Administrative Office to cancel the rider;
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You Annuitize or Surrender the Policy; or
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the Additional Earnings Rider Amount is paid or added to the Annuity Value under a continuation, as described above.
Once You terminate the rider, You may re-select it during the Accumulation Period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if You terminate the rider and re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.
It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to You. Although we do not believe that a rider charge under the Policy should be treated as a taxable distribution, You should consult Your tax adviser before selecting this rider under the Policy.
guaranteed minimum income benefit rider (No longer available)
The following discussion is related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If You purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus You received when You purchased that rider for details on the terms of Your rider. If You have questions, please contact us at (800)851-9777, Ext. 6538 (Monday-Friday 8:00 a.m. – 8:00 p.m.). If You upgrade Your rider, You will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.
The Guaranteed Minimum Income Benefit Rider assures You of a minimum level of income in the future by guaranteeing a “minimum Annuitization value.'' By selecting this rider, You are guaranteed a future minimum level of income under the rider's fixed or variable payment options based on the minimum Annuitization value, regardless of the performance of the underlying investment portfolios. (If You select the Guaranteed Minimum Income Benefit Rider, we may restrict the Subaccounts to which You may allocate Premium Payments or transfer Annuity Value. Any such restriction will not affect the allocations You made before we put the restriction in place.)
You may purchase the rider when we issue Your Policy or any time before the Annuitant's 90th birthday.
You can Annuitize under the rider (subject to the conditions described below) using the greater of the Annuity Value or the minimum Annuitization value. If You Annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:
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You may not Annuitize under the Term Certain fixed annuity payment option;
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we will adjust the Age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being In Force for 10 years at the time You Annuitize. This will reduce the amount of Your annuity payments.
See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.
Minimum Annuitization Value. If You purchase the rider at issue, the minimum Annuitization value is the Annuity Value on that date. If You purchase the rider at a future date, the minimum Annuitization value would be:
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the Annuity Value on the date the rider is issued, plus
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any additional premiums paid after the rider date, minus
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an adjustment for any partial Surrenders made after the rider date
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accumulated at the annual growth rate, plus
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any premium taxes.
The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to Your Policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before You can Annuitize under the rider, without the annuity factor Age adjustment, will not change unless You upgrade the rider. Partial surrenders may reduce the minimum Annuitization value on a basis greater than dollar-for-dollar.
The minimum Annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an Annuity Value or guarantee performance of any Subaccount. If You choose to Annuitize under the rider, we will use the greater of Your Annuity Value or Your minimum Annuitization value (less any outstanding loan amount and any loan interest You owe) to determine the amount of Your fixed or variable annuity payments under the rider. The minimum Annuitization value may not be used to Annuitize with any of the annuity payment options under the Policy.
Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:
Fixed Annuity Payment Options:
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Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when You Annuitize. This annuity payment option is not available if You Annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.
Variable Annuity Payment Options:
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Life Income - An election may be made for “No Period Certain,'' “10 Years Certain,'' or ”Installment Refund.'' Installment Refund is an annuity payment option that guarantees the return of the minimum Annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum Annuitization value. Payments will be made as long as the Annuitant is living. In the event of the death of the Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
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Joint and Full Survivor - An election may be made for “No Period Certain,'' ”10 Years Certain,'' or “Installment Refund.'' Payments will be made as long as either the Annuitant or joint Annuitant is living. In the event of the death of both the Annuitant and joint Annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the Beneficiary.
Before You Annuitize under the rider’s variable annuity options, You may transfer values from one Subaccount to another. In the future, we may restrict the Subaccounts to which You may transfer Annuity Value. After the Maturity Date, no transfers may be made to or from the Fixed Account, and we reserve the right to limit transfers among the Subaccounts to once per year.
Note Carefully: The death benefit payable after You Annuitize under the rider will be affected by the annuity option You choose.
If:
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You choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
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the Annuitant dies, for examples, before the due date of the second annuity payment,
Then:
●
we will make only one annuity payment and there will be no death benefit payable.
Annuity Factor Age Adjustment. If You Annuitize under one of the rider's variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor Age adjustment which subtracts up to 9 years from the Annuitant's Age (Age 85 if the Annuitant's Age is at least 85). This results in all payments being lower than if an annuity factor Age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The Age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0
Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum Annuitization value to the current Annuity Value at any time after the first rider anniversary and before the Annuitant's 85th birthday (earlier if required by Your state). For Your convenience, we will put the last date to upgrade on page one of the rider.
If You elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before You can Annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider's issue date, so that Annuitizing prior to the new rider's 10th anniversary will result in an annuity factor Age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider's benefits and charges prior to upgrading.
It generally will not be to Your advantage to upgrade unless Your Annuity Value exceeds Your minimum Annuitization value on the applicable rider anniversary.
Conditions to Annuitize Under the Rider. You can only Annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum Annuitization value, You cannot Annuitize before the new rider's first rider anniversary. You cannot Annuitize under the rider after the 30-day period following the rider anniversary after the Annuitant's 89th birthday (earlier if required by Your state). For Your convenience, we will put the last date to Annuitize under the rider on page one of the rider.
Note Carefully:
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You may only Annuitize under the rider at the times indicated above. If You Annuitize at any other time, You lose the benefit of the rider.
●
If You Annuitize under the rider before the 10th rider anniversary, there will be an annuity factor Age adjustment. See Annuity Factor Age Adjustment above.
Payments under the Rider. If You elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize'' the payments (hold them constant) during each rider year.
During the first rider year after You Annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the Subaccounts You selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the Subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which You are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but Your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to Annuitization, a rider charge, currently 0.45% annually of the minimum Annuitization value, is deducted from the Annuity Value on each rider anniversary and pro rata on the termination date of the rider (including Policy Surrender and upgrades of the minimum Annuitization value). The annual rider charge after an upgrade is currently 0.45%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after an upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of Annuity Value in each account. This charge is deducted even if the Annuity Value exceeds the minimum Annuitization value.
We will waive the rider charge on any rider anniversary if the Annuity Value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum Annuitization value. For instance, if Your Annuity Value on the seventh rider anniversary is $100,000, Your minimum Annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.5.
Rider Charge After Annuitization. If You Annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments You receive. We may change the guaranteed minimum payment fee in the future, if You choose to upgrade the minimum Annuitization value or for future issues of the rider, but it will never be greater than 2.10%.
Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to Annuitize under the rider but we will not refund any charges You have paid and You will not be able to use the minimum Annuitization value. The rider will terminate upon the earliest of the following:
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Annuitization that is not under the rider;
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the date You elect to upgrade (although a new rider will be issued);
●
the date we receive Your complete written request to terminate the rider;
●
the date Your Policy terminates or is Surrendered;
●
30 days following the rider anniversary after the Annuitant's 94th birthday (earlier if required by Your state); or
●
the date of death of Annuitant when the death benefit proceeds are payable to the Beneficiary.
However, if the change in Annuitant is due to the death of an Annuitant who is not an Owner, then You may name a new Annuitant and the then-current rider will remain in effect.
The rider does not establish or guarantee Annuity Value or guarantee performance of any Subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the Annuity Value at the Policy's applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of Annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.
The rider may vary by state and is not available in all states. We recommend that You consult Your tax adviser before You purchase this rider.
ADDITIONAL FEATURES
Systematic Surrenders
During the Accumulation Period, You can elect to receive regular payments from Your Policy, up to the amount permitted under the terms of Your Policy, without paying Surrender charges by using systematic Surrenders. Unless You specify otherwise, we will deduct systematic Surrender amounts from each Subaccount (and, if we consent, the Fixed Account) in proportion to the value each Subaccount bears to the Annuity Value at the time of the Surrender. You can partially surrender up to 10% of Your Annuity Value annually (or up to 10% of Your initial Premium Payment if a new Policy) in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial Premium Payment, if a new Policy, or Your Annuity Value, if an existing Policy, must equal at least $25,000. We will not process a systematic Surrender if the Annuity Value for the entire Policy would be reduced below $5,000. No systematic partial Surrenders are permitted from the Fixed Account without our prior consent.

There is no charge for taking systematic Surrenders. You may stop systematic Surrenders at any time. We reserve the right to discontinue offering systematic Surrenders 30 days after we send You written notice.
You can take systematic Surrenders during the Accumulation Period only. On the Maturity Date, You must Annuitize the Policy and systematic Surrender payments must stop.
Income taxes, federal tax penalties and other restrictions may apply to any systematic Surrender You receive.
Nursing Care Facility Waiver
If Your Policy contains a nursing care facility waiver, we will waive the surrender charge, provided:
●
You (or any joint Owner) have been confined to a nursing care facility for 30 consecutive days or longer;
●
Your confinement began after the Policy Date; and
●
You provide us with satisfactory written evidence of Your confinement, including dates, at the time You make each request for partial Surrender or complete Surrender.
We will waive the surrender charge under this waiver only for partial surrender and complete surrenders made during Your confinement or within two months after Your confinement ends.
There is no restriction on the maximum amount You may withdraw under this benefit.
The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Terminal Condition Waiver
If Your Policy contains a terminal condition waiver, we will waive the surrender charge upon a complete Surrender or partial Surrender, provided:
●
You (or any joint Owner) is diagnosed with a terminal condition after the Policy Date;
●
You (or any joint Owner) provide a written statement acceptable to us and signed by a physician;
●
the written statement provides the physician’s diagnosis and prognosis of Your (or any joint Owner’s) non-correctable medical condition; and
●
the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.
We will waive all surrender charges upon receipt of a complete Surrender or partial Surrender request if You include such a written statement from a physician with Your request. The minimum amount that You may partially Surrender under this waiver is $1,000. If You request a complete Surrender, or a partial Surrender for an amount that reduces the Annuity Value below the minimum balance required under Your Policy, we will pay You the Policy’s complete Annuity Value and Your Policy will terminate.
There is no restriction on the maximum amount You may withdraw under this benefit.
The Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.
Dollar Cost Averaging Program
During the Accumulation Period, You may instruct us to automatically make transfers into one or more Subaccounts in accordance with Your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that You will not experience a loss.
Dollar Cost Averaging programs that may be available under Your Policy:
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Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the Fixed Account, money market or other specified Subaccount.
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Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another Investment Option into a Special Dollar Cost Averaging program. This program is only available for new Purchase Payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional Premium Payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional Premium Payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current Premium Payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.
IF:
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we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
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any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market Investment Option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
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any amount in a variable source will be invested in that variable source and will remain in that variable Investment Option; and
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new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider Your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an Excess Interest Adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any Investment Restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See Your Policy for availability of the Fixed Account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.
Asset Rebalancing
During the Accumulation Period You can instruct us to automatically rebalance the amounts in Your Subaccounts to maintain Your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, You must submit a completed request form, signed by the Owner to our Administrative Office. To end participation in asset rebalancing, You or Your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Policy year. However, we will not rebalance if You are in the dollar cost averaging program or systematic Surrender program, if You elect to participate in any asset allocation service provided by a third party or if You request any other transfer, or if we receive Your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the Fixed Account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.
If You request the Asset Rebalancing program, we will change Your future payment allocation to match the Subaccounts in Your Asset Rebalancing program.
To qualify for asset rebalancing, a minimum Annuity Value of $5,000 for an existing Policy, or a minimum initial Premium Payment of $5,000 for a new Policy is required. Any Annuity Value in the Fixed Account Value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any Subaccount will not have losses.
There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Policy year.
We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.
Telephone, Fax and Internet Transactions
Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

Upon instructions from You, the registered representative/agent of record for Your Policy may also make telephonic transfers for You. If You do not want the ability to make transfers by telephone, You should notify us in writing.
Except for the restrictions regarding the Fixed Account noted above, You may make telephonic transfers, allocation changes or request withdrawals by calling our toll-free number: (800)851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when You request a transaction by telephone. We may also require written confirmation of Your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.
Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-business days or after the close of business on business days will get next – day pricing. See Sending Forms and Transactions in Good Order.
We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.
To request a transfer or Surrender, please fax Your request to us at (877)355-4385. We will not be responsible for same-day processing of transfers or Surrenders if You fax Your request to a number other than this fax number.
You may make transfers and change premium allocations through our website - tlic.transamerica.com.
We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.
We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive Your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of Your order or request.
We may discontinue the availability of telephone, fax or Internet transactions at any time.
Loans
Policy Loans for Certain Qualified Policies
You can take Policy loans during the Accumulation Period after the right to cancel period has expired when the Policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Policy loan per Policy year). If Your Policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that loans You request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.
The maximum amount You may borrow against the Policy is the lesser of:
●
50% of the Annuity Value; or
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$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the Annuity Value is less than $20,000, the maximum You may borrow against the Policy is the lesser of 80% of the Annuity Value or $10,000.
The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.
Failure to comply with these requirements may result in penalties under the Code and ERISA. You and Your employer are responsible for determining whether Your plan is subject to, and complies with, ERISA and the Department of Labor's regulations governing plan loans and the tax rules applicable to loans. Accordingly, You should consult a competent financial professional before requesting a Policy loan.

The loan amount will be withdrawn from Your investment choices and transferred to the loan reserve. The loan reserve is part of the Fixed Account and is used as collateral for all Policy loans. We reserve the right to postpone distributing the loan amount from the Fixed Account for up to six months, if required.
On each Policy Anniversary we will compare the amount of the Policy loan to the amount in the loan reserve. If all Policy loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with Your current Premium Payment allocation. We reserve the right to transfer the excess to the Fixed Account if the amount used to establish the loan reserve was transferred from the Fixed Account. If all Policy loans and unpaid interest due on the loan exceeds the Cash Value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount to that the loan no longer exceeds the Cash Value. If the excess amount is not paid within 31 days after we mail the notice, the Policy will terminate without value.
If all Policy loans and unpaid interest due on the loan exceed the Cash Value, we will mail to Your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the Cash Value. If the excess amount is not paid within 31 days after we mail the notice, the Policy will terminate without value.
You can repay any Policy loan in full (prior to loan default):
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while the Policy is In Force; and
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during the Accumulation Period.
Note Carefully: If You do not repay Your Policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:
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the amount of any death benefit proceeds; or
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the amount we pay upon a Surrender or complete Surrender; or
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the amount we apply on the Maturity Date to provide annuity payments.
You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:
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in substantially level quarterly payments over a 5-year period; or
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over a 10, 15 or 20-year period, if the loan is used to buy Your principal residence.
Please Note: Once established, You cannot change the due date or payment method. An extended repayment period cannot go beyond the year You turn 72(or Age 70 ½ if the Annuitant attained 70 ½ before 1/1/2020).
IF:
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a repayment is not received within 31 days from the original due date;
THEN:
●
under federal tax law You will be treated as having a deemed distribution of all Policy loans and unpaid accrued interest, and any applicable charges, including any Surrender charge
This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Policy to not qualify under Section 403(b) of the Code.
You may fax Your loan request to us at (866)-671-9215.
The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For Your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Policy loans to one per Policy year.
Policy loans may not be available in all states.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Policy. You should consult Your own financial professional about Your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity Policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified Policy, the Policy will generally not be treated as an annuity for tax purposes. Thus, the Owner must generally include in income any increase in the Policy value over the investment in the Policy during each taxable year.
There are different rules as to how You will be taxed depending on how You take the money out and the type of Policy-qualified or nonqualified.
If You purchase the Policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, Your Policy is referred to as a qualified Policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified Policy. There are limits on the amount of contributions You can make to a qualified Policy. Other restrictions may apply including terms of the plan in which You participate. To the extent there is a conflict between a plan's provisions and a Policy's provisions, the plan's provisions will control.
If You purchase the Policy other than as part of any arrangement described in the preceding paragraph, the Policy is referred to as a nonqualified Policy.
You will generally not be taxed on increases in the value of Your Policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a Surrender, withdrawal, or as annuity payments). However, You may be subject to current taxation if You assign or pledge or enter into an agreement to assign or pledge any portion of the Policy. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All amounts received from the Policy that are includible in income are taxed at ordinary income rates; no amounts received from the Policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the Policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the Policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or Policy.
We may occasionally enter into settlements with Owners and Beneficiaries to resolve issues relating to the Policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The Separate Account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Separate Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Separate Account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the Separate Account, we may make a charge to that account. We may benefit from any deductions for dividends received by the Separate Account or foreign tax credits attributable to taxes paid by certain Underlying Fund Portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable Policy which is based on a segregated asset account to qualify as an annuity Policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the Subaccounts. Each Separate Account, through its Underlying Fund Portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each Underlying Fund Portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the Underlying Fund Portfolio companies. The Owners bear the risk that the entire Policy could be disqualified as an annuity Policy under the Code due to the failure of a Subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, Owners of variable policies who retain excessive control over the investment of the underlying Separate Account assets may be treated as the Owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the Owner of a variable Policy is to be treated as the Owner of the assets held by the insurance company under the Policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the Owner of a variable Policy would not possess sufficient control over the assets underlying the Policy to be treated as the Owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a Policy vary from those described in Revenue Ruling 2003-91, Owners bear the risk that they will be treated as the Owner of Separate Account assets and taxed accordingly.
We believe that the Owner of a Policy should not be treated as the Owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the policies from being treated as the Owners of the underlying Separate Account assets. Concerned Owners should consult their own financial professional regarding the tax matter discussed above.
Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of Policy proceeds upon the death of any Owner. In order to be treated as an annuity Policy for federal income tax purposes, the Code requires that such policies provide that if any Owner dies on or after the annuity starting date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the annuity starting date, the entire interest in the Policy must generally be distributed (1) within 5 years after such Owner's date of death or (2) be used to provide payments to a designated Beneficiary for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The designated Beneficiary must be an individual and payments must begin within one year of such Owner’s death. However, if upon such Owner's death the Owner's surviving spouse is the sole Beneficiary of the Policy, then the Policy may be continued with the surviving spouse as the new Owner. If any Owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary Annuitant shall be treated as an Owner and any death or change of such primary Annuitant shall be treated as the death of an Owner.
In certain instances a designated Beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2022-6. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation 1.401(a)(9)-9(b).
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.
Taxation of Nonqualified Annuities
The following discussion assumes the Policy qualifies as an annuity Policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an Owner who is an individual will not be taxed on increases in the value of a Policy until such amounts are Surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified Policy held by a taxpayer other than a natural person generally will not be treated as an annuity Policy under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the Policy value over the “investment in the Policy.” There are some exceptions to this rule and a prospective purchaser of the Policy that is not a natural person should discuss these rules with a competent financial professional. A Policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a financial professional for more information on how this may impact Your Policy.

Different Individual Owner and Annuitant
If the Owner and Annuitant on the Policy are different individuals, there may be negative tax consequences to the Owner and/or Beneficiaries under the Policy if the Annuitant predeceases the Owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult Your legal counsel or financial professional if You are considering designating a different individual as the Annuitant on Your Policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of Maturity Date used in Your Policy and the dates will be the same. However, in certain circumstances, Your annuity starting date and Maturity Date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure Your Policy maintains its status as an annuity Policy for federal income tax purposes. You may wish to consult a financial professional for more information on when this issue may arise.
It is possible that at certain advanced Ages a Policy might no longer be treated as an annuity Policy if the Policy has not been Annuitized before that Age or have other tax consequences. You should consult with a financial professional about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option You select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments You receive will be includable in Your gross income.
In general, the excludable portion of each annuity payment You receive will be determined as follows:
●
Fixed payments-by dividing the “investment in the Policy” on the annuity starting date by the total expected return under the Policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
●
Variable payments-by dividing the “investment in the Policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the Policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income.
If You select more than one annuity payment option, special rules govern the allocation of the Policy's entire “investment in the Policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise You to consult a competent financial professional as to the potential tax effects of allocating amounts to any particular annuity payment option.
If, after the annuity starting date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the Policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on Your tax return.
Taxation of Surrenders and Withdrawals - Nonqualified Policies
When You Surrender Your Policy, You are generally taxed on the amount that Your Surrender proceeds exceeds the “investment in the Policy.” The “investment in the Policy” is generally equal to the premiums You pay for the Policy, reduced by any amounts You have previously received from the Policy that are excludible from gross income. Withdrawals are generally treated first as taxable income to the extent of the excess in the Policy value over the “investment in the Policy.” Distributions made under the systematic payout option are treated for tax purposes as withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as withdrawals and Surrenders. You may also be subject to current taxation if You make a gift of a nonqualified Policy without valuable consideration. All taxable amounts received under a Policy are subject to tax at ordinary rather than capital gain tax rates.

If Your Policy contains an excess interest adjustment feature (also known as a market value adjustment), then Your Policy value immediately before a Policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and You may want to discuss the potential tax consequences of an excess interest adjustment with Your financial professional.
The Code also provides that amounts received from the Policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some Surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches Age 59½; (2) paid after an Owner (or where the Owner is a non-natural person, an Annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated Beneficiary; (5) paid under an immediate annuity; or (6) which come from Premium Payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the Owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a financial professional for more information regarding the imposition of penalty tax.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same Owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the Owner's income when a taxable distribution (other than annuity payments) occurs. If You are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, You may wish to consult with Your financial professional regarding how aggregation will apply to Your policies.
Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified Policy in exchange for all or part of another annuity Policy that You own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, Your investment in the Policy immediately after the exchange will generally be the same as that of the annuity Policy exchanged, increased by any additional Premium Payment made as part of the exchange. Your Policy value immediately after the exchange may exceed Your investment in the Policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Policy (e.g., as a withdrawal, Surrender, annuity income payment or death benefit).
If You exchange part of an existing Policy for the Policy, and within 180 days of the exchange You received a payment other than certain annuity payments (e.g., You make a withdrawal) from either Policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the Policy could be includible in Your income and subject to a 10% penalty tax.
You should consult Your financial professional in connection with an exchange of all or part of an annuity Policy for the Policy, especially if You may make a withdrawal from either Policy within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from Your qualified Policy could cause Your other investment income to be subject to the tax. Please consult a financial professional for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this Policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this Policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this Policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a financial professional for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the Policy because of Your death or the death of the Annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a Surrender; (2) if distributed via withdrawals, these amounts are taxed in the same manner as a Surrender; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a Policy, the designation of an Annuitant or payee or other Beneficiary who is not also the Owner, the exchange of a Policy and certain other transactions, or a change of Annuitant other than the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transaction or designation should contact a competent financial professional with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to You. In particular, the IRS may treat fees associated with certain optional benefits as a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to Age 59½. Although we do not believe that the fees associated with any optional benefit provided under the Policy should be treated as taxable withdrawals, the tax rules associated with these benefits are unclear, and we advise that You consult Your financial professional prior to selecting any optional benefit under the Policy.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
The estate and gift tax unified credit basic exclusion amount is $13.61 million for 2024 and will be indexed for inflation (using the C-CPI-U), for each taxable year through January 1, 2026. The maximum rate is 40%.
There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that Your estate plan adequately addresses Your needs and that of Your Beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the Policy in detail, a purchaser should keep in mind that the value of an annuity Policy owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity Policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from Your Policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified Policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and Beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to Age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our Policy administration procedures. Owners, employers, participants, and Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Distribution Requirements. Under Section 401(a) and/or Section 401(k) Contracts, the underlying tax-qualified plan may require payment of the death benefit in the form of a “qualified pre-retirement survivor annuity” or other payment method.
The information below generally applies to Owners who die after 2019. Post-death required distribution requirements are complex and frequently unclear. Please consult with Your financial professional for information relating to required post-death distributions for an Owner who died prior to 2020 or for information specific to Your own unique situation.
Upon a Owner’s death, if the Owner does not have a Beneficiary who is an individual, the Owner’s entire interest in the contract must generally be (1) distributed by the end of the calendar year ending five years after the date of death if the Owner died before the Owner was required to receive distributions under the contract or (2) at least as rapidly as the method being used as of the date of the Owner’s death if the Owner died after the Owner was required to begin receiving distributions under the contract. An exception may apply if the Beneficiary is a trust, and all of the trust Beneficiaries are individuals. If the Owner has a Beneficiary, who is an individual, but is not an eligible designated Beneficiary, the Owner’s entire interest in the contract must generally be distributed by the end of the calendar year ending ten years after the date of death.
If the Owner has a Beneficiary who is an eligible designated Beneficiary, the eligible designated Beneficiary may choose to receive the Owner’s interest under the contract either:
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by the end of the calendar year ending ten years after the date of death
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as an annuity over the life of the eligible designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within by the end of the calendar year following the calendar year of the Owner’s death.
An eligible designated Beneficiary is a Beneficiary who, meets any of the following criteria as of the date of the Owner’s death:
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is the Owner’s spouse
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the Owner’s child who has not reached the age of majority, but any remaining interest must be distributed within 10 years of when the child reaches the age of majority
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is disabled within the meaning of IRC section 72(m)(7)
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is chronically ill individual within the meaning of section 7702B(c)(2)
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is not more than 10 years younger than the Owner.
If the Beneficiary is the Owner’s spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Owner would have attained age 72 if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Owner. If a spouse is the surviving Beneficiary, the spouse may elect to maintain an investment in the contract to the extent permitted by the Owner’s retirement arrangement.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a Policy must satisfy certain conditions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not transferable by the Owner, e.g., the Owner may not designate a new Owner, designate a contingent Owner or assign the Policy as collateral security; (iii) subject to special rules, the total Premium Payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or Surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the Owner/participant attains Age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or Age 70½ if the Owner/participant attained 70 ½ before 1/1/2020); (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the Annuitant dies prior to the distribution of the Policy value; (vii) the entire interest of the Owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to Age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to Age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this Policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining Age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the Owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this Policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the Policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The Policy includes a death benefit that in some cases may exceed the greater of the Premium Payments or the Policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of Age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to Age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the Policy in connection with Section 403(b) plans may wish to consult with their financial professional.
Pursuant to tax regulations, we generally are required to confirm, with Your 403(b) plan sponsor or otherwise, that Surrenders, loans or transfers You request from a 403(b) Policy comply with applicable tax requirements before we process Your request. We will defer such payments You request until all information required under the tax law has been received. By requesting a Surrender or transfer, You consent to the sharing of confidential information about You, the Policy, and transactions under the Policy and any other 403(b) policies or accounts You have under the 403(b) plan among us, Your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.
Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified Policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount You receive is taxable, generally based on the ratio of Your “investment in the Policy” to Your total account balance or accrued benefit under the retirement plan. Your “investment in the Policy” generally equals the amount of any non-deductible Premium Payments made by You or on Your behalf. If You do not have any non-deductible Premium Payments, Your investment in the Policy will be treated as zero.
In addition, a penalty tax may be assessed on amounts withdrawn from the Policy prior to the date You reach Age 59½, unless You meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a financial professional for more information regarding the application of these exceptions to Your circumstances. You may also be required to begin taking minimum distributions from the Policy by a certain date. The terms of the plan may limit the rights otherwise available to You under the Policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches Age 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or 70½ if the Owner/participant attained Age 70½ prior to 1/1/2020) or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent Owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the Owner (or plan participant) reaches 73 (age 72 if the Owner/participant attained age 72 before 1/1/2023, or if the Owner/participant attained Age 70½ prior to 1/1/2020). The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating required minimum distributions. Please consult with Your financial professional to learn more about an optional living or death benefit prior to purchase.
Each Owner is responsible for requesting distributions under the Policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and financial professional regarding the suitability of the Policy.
The Code generally requires that interest in a qualified Policy be non-forfeitable. If Your Policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a financial professional before purchasing a bonus rider as part of a qualified Policy.
You should consult Your legal counsel or financial professional if You are considering purchasing an enhanced death benefit or other optional rider, or if You are considering purchasing a Policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from Your Policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as Policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, You should consult a financial professional before purchasing this Policy as a qualified Policy.

Withholding
The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether You elect not to have federal income tax withheld, You are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as Beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse Beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity Owners that are U.S. persons. Taxable distributions made to Owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the Owner's country of citizenship or residence. Prospective foreign Owners are advised to consult with a qualified financial professional regarding U.S., state, and foreign taxation for any annuity Policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the Policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA” ), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any Beneficial Owner of the Policy or the distribution. The rules relating to FATCA are complex, and a financial professional should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Policy.
Possible Tax Law Changes
Although the likelihood and nature of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation, or otherwise. You should consult a financial professional with respect to legal or regulatory developments and their effect on the Policy.
We have the right to modify the Policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity Owners currently receive.
OTHER INFORMATION
Variations in Policy Provisions
Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See Your Policy for variations, since any such state variations will be included in Your Policy or in riders or endorsements attached to Your Policy.
The Fixed Account is not available in all states. If Your Policy was issued in Washington, Oregon, New Jersey or Massachusetts, You may not direct or transfer any money to the Fixed Account.
For general information concerning Policy WL18 please see Appendix C in addition to Your Policy.

Sending Forms and Transaction Requests in Good Order
We cannot process Your requests for transactions relating to the Policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: Your completed application; the Policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the dated signatures of all Owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint Owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.
Regulatory Modifications to Policy
We reserve the right to amend the Policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Anti-Money Laundering (AML) and Sanctions
The Company and the Separate Account are subject to laws and regulations designed to combat money laundering and terrorist financing. The Company, on its own behalf and on behalf of the Separate Account, has implemented and operates an anti-money laundering (“AML”) program. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of actions taken to prevent suspected violations of AML laws, rules, and regulations.
The Company and the Separate Account are subject to the provisions of various sanctions programs administered and enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). These programs prohibit financial institutions from doing business with certain identified enemies of the United States as set forth in various lists maintained by OFAC. Depending on the program under which a transaction falls, financial institutions must either (i) reject and report the transaction, or (ii) block the transaction, place the funds or assets in a separate blocked transaction account, and report the matter to OFAC. In order to comply with OFAC requirements, the Company reviews applicants, Owners, and Annuitants against the OFAC list and stops processing and rejects any transaction from an individual or entity who is listed on the OFAC list. The Company only accepts premium payments that are not subject to sanctions and in United States currency.
If an Owner or Annuitant is subject to sanctions, the Company is required to block access to an Owner’s Policy and thereby refuse to pay any request for partial withdrawals, surrenders, or other distributions until permitted by OFAC. Further, if additional premium payments are received, we are required under applicable U.S. laws and regulations to place such funds in the blocked account as well. In addition, the Company may be required to block a beneficiary’s request for payment of death benefit proceeds. Blocking access may include transferring Cash Value and death benefit proceeds to the Fixed Account or money market subaccount until permitted by OFAC. The Company shall not be held liable for any losses that an Owner, Annuitant, or beneficiary may incur as a result of sanctions.
Mixed and Shared Funding
The Underlying Fund Portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the Underlying Fund Portfolios also may be sold to Separate Accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to Owners and participants arising from either mixed or shared funding, it is possible that the interests of Owners of various policies and/or participants in various plans for which the Underlying Fund Portfolios serve as investments might at some time be in conflict. We and each Underlying Fund Portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of Underlying Fund Portfolio shares by one or more of the Separate Accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity Separate Accounts. In such an event, we would bear the attendant expenses, but Owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the Underlying Fund Portfolios, which discuss the Underlying Fund Portfolios’ risks regarding mixed and shared funding, as applicable.

Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that You keep Your contact and other information on file with us up to date, including the names, contact information and identifying information for Owners, insureds, Annuitants, Beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the Separate Account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make Premium Payments to fund Your Policy pursuant to its terms, and exercise all other rights and options under Your Policy - such as reallocating Your Policy value among investment choices, making Surrenders and full Surrenders, and making changes of ownership of Your Policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.7% of Premium Payment (additional amounts may be paid as overrides to wholesalers).
To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.
The sales representative who sold You the Policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask Your sales representative for further information about the compensation Your sales representative, and the selling firm that employs Your sales representative, may continue to receive in connection with Your Policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this Policy to You.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.

The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Policy that are distributed to current Owners of the Policy.
TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.
Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.
In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon Ltd. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.
TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon Ltd.
Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.
During 2023, in general, payments calculated as a percentage of sales ranged from 10 basis point (0.1%) to 50 basis points (0.50%), payments calculated as a percentage of assets under management ranged from 2 basis points (0.02%) to 15 basis points (0.15%), and flat annual fees ranged from $5,000.00 to $500,000.00 (calculated after revenue sharing offsets for sales), which included at times payments for a series of meetings and/or events of other broker-dealers and banks.
As of December 31, 2023, TCI had revenue sharing agreements with more than 75 broker dealers and other financial intermediaries including, without limitation:
Ameriprise Financial Services, Inc.; Advisor Group, Inc./Osaic Wealth, Inc. (FSC Securities, Royal Alliance, SagePoint, Questar, Woodbury Financial Services, Securities America, Triad, American Portfolios, and Infinex Investments, Inc.) ; Atria Wealth Solutions, Inc. (Cadaret Grant & Co., CUSO Financial, Next Financial, Sorrento, and Western International Securities, Inc.); Avantax Investment Services, Inc.; Cabot Lodge Securities, LLC; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Financial Group, Inc. (Cetera Advisors, LLC, Cetera Advisor Networks, LLC, Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, First Allied, Summit Brokerage Services, Inc.); Charles Schwab; Citigroup Global Markets, Inc.; Citizens Securities Inc.; Commonwealth Financial Network; D.A. Davidson & Co., Inc.; Edward Jones; Equitable Advisors, LLC; Equity Services, Inc.; Financial Data Services, Inc.; GWFS Equities Inc.; Geneos Wealth Management; Great West Financial; Hantz Financial Services, Inc.; Independent Financial Group, LLC; Janney Montgomery Scott; J.P. Morgan Securities LLC; Kestra Investment Services; LPL Financial Corp.; Logan Group Securities; Merrill Lynch; Morgan Stanley Smith Barney; MML Investors Services; Mutual of Omaha Investor Services Inc.; National Financial Services, Inc.; OneAmerica Securities Inc.; Oppenheimer & Co.; Park Avenue Securities; Pershing LLC; Principal Connectivity; PNC Investments; Pursche Kaplan Sterling; Securian Financial Services Inc.; Raymond James and Associates, Inc.; Raymond James Financial Services, Inc.; RBC Wealth Management; Stifel Nicolaus & Company Inc.; TD Ameritrade; UBS Financial Services, Inc.; United Planners Financial Services of America; US Bancorp Investments, Inc.; Voya Financial Advisors, Inc.; Wells Fargo Advisors, LLC; and World Equity Group Inc.
For the calendar year ended December 31, 2023, TCI paid approximately $33.4 million to these brokers and other financial intermediaries in connection with revenue sharing arrangements. TCI expects to have revenue sharing arrangements with a number of brokers and other financial intermediaries in 2024, including some or all of the foregoing brokers and financial intermediaries, among others, on terms similar to those discussed above.

No specific charge is assessed directly to Owners or the Separate Account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

APPENDIX
PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of current Portfolio Companies available under the Policy, which are subject to change as discussed in this prospectus.
Certain Subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any Subaccount at any time. In some cases, a Subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a Subaccount, please contact Your financial intermediary or our Administrative Office.
More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL. You can also request this information at no cost by calling our Administrative Office at (800)851-9777.
The current expenses and performance below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that Your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.	ProFund Access VP High Yield Advised by: ProFund Advisors LLC	1.72%	10.43%	2.74%	2.91%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Asia 30 Index (the “Index”).	ProFund VP Asia 30 Advised by: ProFund Advisors LLC	1.83%	4.32%	1.92%	0.66%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P 500® (the “Index”).	ProFund VP Bull Advised by: ProFund Advisors LLC	1.75%	23.74%	13.41%	9.84%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Communication Services Select Sector Index (the “Index”).	ProFund VP Communication Services(2) Advised by: ProFund Advisors LLC	1.77%	31.82%	7.80%	4.15%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Consumer Discretionary Select Sector Index (the “Index”).	ProFund VP Consumer Discretionary(3) Advised by: ProFund Advisors LLC	1.77%	32.05%	9.78%	8.82%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of S&P Emerging 50 ADR Index (USD) (the “Index”).	ProFund VP Emerging Markets Advised by: ProFund Advisors LLC	1.81%	15.31%	4.52%	2.24%
Investment Objective: ProFund VP Oil & Gas (the “Fund”) Seeks investment results, before fees and expenses, that track the performance of the S&P Energy Select Sector Index (the “Index”).	ProFund VP Energy(4) Advised by: ProFund Advisors LLC	1.75%	-2.49%	10.93%	0.96%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the ProFunds Europe 30 Index (the “Index”).	ProFund VP Europe 30 Advised by: ProFund Advisors LLC	1.77%	17.47%	7.60%	2.67%
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the ICE® U.S. Dollar Index® (the “Index”)	ProFund VP Falling U.S. Dollar Advised by: ProFund Advisors LLC	2.97%	3.25%	-2.38%	-3.97%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: ProFund VP Financials (the “Fund”) Seeks investment results, before fees and expenses, that track the performance of the S&P Financial Select Sector Index (the “Index”).	ProFund VP Financials Advised by: ProFund Advisors LLC	1.75%	13.88%	9.98%	8.13%
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.	ProFund VP Government Money Market(5) Advised by: ProFund Advisors LLC	1.77%	4.15%	1.19%	0.64%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the MSCI EAFE Index (the “Index”).	ProFund VP International Advised by: ProFund Advisors LLC	1.71%	15.55%	5.62%	1.71%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the “Index”).	ProFund VP Japan Advised by: ProFund Advisors LLC	1.73%	34.51%	11.86%	7.23%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Materials Select Sector Index (the “Index”).	ProFund VP Materials(6) Advised by: ProFund Advisors LLC	1.77%	12.38%	11.96%	6.33%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P MidCap 400® Index (the “Index”).	ProFund VP Mid-Cap Advised by: ProFund Advisors LLC	1.74%	13.83%	10.12%	6.88%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the NASDAQ-100® Index (the “Index”).	ProFund VP NASDAQ-100 Advised by: ProFund Advisors LLC	1.76%	52.17%	20.09%	15.51%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Pharmaceuticals Select Industry Index (the “Index”).	ProFund VP Pharmaceuticals Advised by: ProFund Advisors LLC	1.77%	-5.49%	4.83%	4.63%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Dow Jones Precious MetalsSM Index (the “Index”).	ProFund VP Precious Metals Advised by: ProFund Advisors LLC	1.76%	1.48%	8.30%	0.78%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the S&P Emerging 50 ADR® Index (USD) (the “Index”).	ProFund VP Short Emerging Markets Advised by: ProFund Advisors LLC	1.75%	-11.78%	-11.01%	-8.51%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the MSCI EAFE Index (the “Index”).	ProFund VP Short International Advised by: ProFund Advisors LLC	1.72%	-10.29%	-9.74%	-6.49%
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of daily performance of the NASDAQ-100® Index (the “Index”).	ProFund VP Short NASDAQ-100 Advised by: ProFund Advisors LLC	1.78%	-32.40%	-22.40%	-18.53%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP Short Small-Cap Advised by: ProFund Advisors LLC	1.81%	-10.88%	-14.46%	-11.16%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the Russell 2000® Index (the “Index”).	ProFund VP Small-Cap Advised by: ProFund Advisors LLC	1.87%	14.91%	7.96%	5.15%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P SmallCap 600® Value Index (the “Index”).	ProFund VP Small-Cap Value Advised by: ProFund Advisors LLC	1.78%	12.94%	9.51%	6.36%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to two times (2x) the daily performance of the Russell 2000® Index (the “Index”).	ProFund VP UltraSmall-Cap Advised by: ProFund Advisors LLC	1.90%	22.43%	7.83%	5.49%
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (1.25x) the daily performance of the most recently issued 30-Year U.S. Treasury Bond (the “Long Bond”).	ProFund VP U.S. Government Plus Advised by: ProFund Advisors LLC	1.48%	0.04%	-5.04%	0.27%
Investment Objective: Seeks investment results, before fees and expenses, that track the performance of the S&P Utilities Select Sector Index (the “Index”).	ProFund VP Utilities Advised by: ProFund Advisors LLC	1.78%	-8.59%	4.76%	6.89%
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Service Class(7) Sub-Advised by: Pacific Investment Management Company LLC	0.78%	6.18%	0.73%	1.44%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Service Class(8) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.75%	5.78%	1.06%	1.60%
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.90%	10.87%	4.47%	4.00%
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.	Transamerica Aegon Sustainable Equity Income VP - Service Class Sub-Advised by: Aegon Asset Management UK plc (“AAM”)	0.98%	6.00%	5.44%	5.13%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP - Service Class Sub-Advised by: Aegon USA Investment Management, LLC	0.83%	4.00%	0.51%	1.04%
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Service Class(5) Sub-Advised by: BlackRock Investment Management, LLC	0.54%	4.66%	1.58%	0.87%
Investment Objective: Seeks current income and preservation of capital.	Transamerica BlackRock iShares Active Asset Allocation - Conservative VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.92%	9.96%	3.16%	2.79%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock iShares Active Asset Allocation - Moderate Growth VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.91%	17.62%	2.43%	2.30%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC	0.71%	9.07%	4.46%	3.37%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Balanced VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.89%	10.66%	4.27%	3.59%
Investment Objective:. Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Conservative VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.92%	7.24%	3.61%	3.40%
Investment Objective: Seeks a combination of capital appreciation and income.	Transamerica BlackRock iShares Tactical - Growth VP - Service Class Sub-Advised by: Pacific Investment Management Company LLC	0.93%	13.94%	6.23%	4.44%
Investment Objective: Seeks to maximize total return.	Transamerica BlackRock Real Estate Securities VP - Service Class(9) Sub-Advised by: BlackRock Investment Management, LLC	1.15%	13.15%	4.85%	3.59%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica BlackRock Tactical Allocation VP - Service Class Sub-Advised by: BlackRock Investment Management, LLC.	1.02%	14.88%	6.54%	4.90%
Investment Objective: Seeks to balance capital appreciation and income.	Transamerica Goldman Sachs Managed Risk - Balanced ETF VP - Service Class(10) Sub-Advised by: Milliman Financial Risk Management LLC	0.64%	13.20%	5.04%	3.97%
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.	Transamerica Goldman Sachs Managed Risk - Growth ETF VP - Service Class(11) Sub-Advised by: Milliman Financial Risk Management LLC	0.67%	17.68%	7.38%	5.13%
Investment Objective: Seeks long-term capital appreciation.	Transamerica International Focus VP - Service Class Sub-Advised by: Epoch Investment Partners, Inc.	1.10%	12.27%	8.75%	4.09%
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Transamerica Janus Balanced VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	0.99%	15.01%	9.00%	7.27%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP - Service Class Sub-Advised by: Janus Henderson Investors US LLC	1.11%	16.80%	12.97%	7.98%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.99%	6.83%	3.76%	3.04%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.11%	20.00%	11.61%	7.40%

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks capital appreciation and current income.	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	8.86%	5.31%	4.13%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.08%	11.93%	7.59%	5.41%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.87%	27.39%	16.10%	11.67%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.14%	8.70%	5.68%	3.33%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	8.57%	3.90%	3.44%
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.	Transamerica Multi-Managed Balanced VP – Service Class Sub-Advised by: J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC	0.89%	18.44%	10.16%	7.75%
Investment Objective: Seeks to maximize total return.	Transamerica Small/Mid Cap Value VP – Service Class Sub-Advised by: Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC	1.07%	12.15%	11.19%	7.88%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP – Service Class Sub-Advised by: T. Rowe Price Associates, Inc.	1.09%	20.88%	11.15%	8.74%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Service Class Sub-Advised by: Wellington Management Company, LLP	0.91%	41.72%	17.45%	13.31%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Balanced VP was renamed Transamerica BlackRock iShares Tactical – Balanced VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(3)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Conservative VP was renamed Transamerica BlackRock iShares Tactical – Conservative VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(4)
Effective on or about May 1, 2024, Transamerica PIMCO Tactical – Growth VP was renamed Transamerica BlackRock iShares Tactical – Growth VP. The sub-advisor changed from Pacific Investment Management Company LLC to BlackRock Investment Management, LLC.
(5)
Effective on or about May 1, 2023, Transamerica Morgan Stanley Capital Growth was substituted with Transamerica WMC US Growth VP. The sub-advisor of the acquiring fund is Wellington Management Company, LLP.
(6)
Effective on or about May 1, 2024, Transamerica JPMorgan Mid Cap Value VP was renamed Transamerica TS&W Mid Cap Value Opportunities VP. The sub-advisor changed from J.P. Morgan Investment Management Inc. to Thompson, Siegel & Walmsley LLC.

PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY — (Continued)
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

CLOSED INVESTMENT OPTIONS:
The following Subaccounts are only available to Owners that held an investment in the Subaccounts on May 1, 2003:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	33.12%	16.36%	11.33%
Investment Objective: Seeks to provide capital income.	Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	45.30%	18.79%	15.44%
The following Subaccount was closed to new investments on December 12, 2011:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity VIP Equity-Income Portfolio – Service Class 2 Advised by: Fidelity Management & Research Company	0.72%	10.38%	12.01%	8.31%
The following Subaccounts were closed to new investments on December 12, 2005:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Growth from capital appreciation.	Transamerica TS&W Mid Cap Value Opportunities VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	10.81%	10.94%	8.01%
Investment Objective: Growth from capital appreciation.	TA TS&W Mid Cap Value Opportunities - Service Class Sub-Advised by: J.P. Morgan Investment Management Inc.	1.02%	10.57%	10.68%	7.74%
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

Appendix A
guaranteed minimum income benefit rider – hypothetical illustrations
(No Longer available)
This discussion assumes the rider is included in the Policy.
Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 Premium Payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent Premium Payments, loans or Surrenders, that there were no premium taxes and that the $100,000 premium is Annuitized under the rider. Six different annuity payment options are illustrated: a male Annuitant, a female Annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the Annuitant is (or both Annuitants are) 60 years old when the Policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum Annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum Annuitization value has occurred).
Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.
Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (Age 70)	$1,112	$1,049	$1,035	$999	$879	$870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (Age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116
* Life only = Life Annuity with No Period Certain
**Life 10 = Life Annuity with 10 Years Certain
These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable Investment Option.
Surrenders will affect the minimum Annuitization value as follows: Each rider year, Surrenders up to the limit of the minimum Annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum Annuitization value on a dollar-for-dollar basis. Surrenders over this limit will reduce the minimum Annuitization value by an amount equal to the excess Surrenders amount multiplied by the ratio of the minimum Annuitization value immediately prior to the excess Surrender to the Annuity Value immediately prior to the excess Surrender.
The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum Annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the Annuitant’s (and joint Annuitant’s, if any) gender (or without regard to gender if required by law), Age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the Subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.
The scheduled payment on each subsequent rider anniversary after Annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected Subaccounts. The supportable payment is equal to the number of variable annuity units in the selected Subaccounts multiplied by the variable Annuity Unit Values in those Subaccounts on the date the payment is made. The variable Annuity Unit Values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that

Appendix A — (Continued)
Policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each Subaccount on a proportionate basis.
We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of Your payment will not increase or decrease and will not depend upon the performance of any Subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.
Illustrations of Annuity Payment Values Between the Policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect Your variable annuity payments over time when You can Annuitize under the Policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that You will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.
Your variable annuity payment may be more or less than the income shown if the actual returns of the Subaccounts are different from those illustrated. Since it is very likely that Your investment returns will fluctuate over time, You can expect that the amount of Your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the Subaccounts, also depend on how long You live and whether You choose to Annuitize under the rider.
Another factor that determines the amount of Your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the Subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the Subaccounts, net of all charges, is less than the AIR. If You Annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than Your initial payment.
The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between Annuitizing under the Policy and the rider.
●
The table for the Policy assumes an Annuity Value (“AV”) of $150,000; the entire Annuity Value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.
●
The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and Separate Account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.
●
The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the Policy and 2.50% for the rider).
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44

Appendix A — (Continued)
Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
*The corresponding net returns are 3.60% and 2.50%
Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of Policy year	Annuitization under Policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80
*The corresponding net returns are -6.40% and -7.50%
The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting Annuitization under the Policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the Policy and -7.5% for the rider.
The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Policy and the rider may be higher or lower, will vary from year to year, and will depend on how You allocate among the Subaccounts. The Separate Account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Policy, which increases to 2.50% of the average daily net assets if You Annuitize under one of the rider variable payment options.
Upon request, we will furnish You with a customized illustration based on Your individual circumstances and choice of annuity options.

APPENDIX B
ADDITIONAL EARNINGS RIDER - Hypothetical examples
Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a withdrawal on the Additional Earnings Rider Amount.
Example 1 – Basic Additional Earnings Rider Example, with no additional Premium Payments or Surrenders
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 –40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000
Example 2 –Additional Earnings Rider Example, showing the effect of Surrender
Assumed Facts for Example:
Rider Issue Age = 60
Additional Earnings Factor (AEF) = 40%
Rider Earnings Limit (REL) = 250%
At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Surrender:
$50.000.00	Annuity Value before Surrenders (AV)
$15,000.00	Surrender (PW) (including Surrender charges)
$12,000.00	Surrender Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after Surrender (RB = RBI – WAB = 40,000 –12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 –28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000

APPENDIX C
Policy form number WL18
If You are an existing Policy Owner of Policy Form Number WL18 purchased before April 19, 2007, the following information hereby amends and/or replaces the corresponding information contained in this prospectus.
The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY POLICY FEE TABLE section of the prospectus:
Transaction Expenses
Special Service Fee	$25
Annual Contract Expenses
The next table describes the fees and expenses that You will pay each year during the time that You own the Policy, not including portfolio fees and expenses. This table also includes the charges You would pay if You added optional riders to Your Policy.
Administrative Expenses	$30 per Policy yearly
Base Contract Expenses (as a % of average Separate Account value during the Accumulation Period)(1)	1.40%
With Compounding/Monthly Step-Up Death Benefit Rider Added(1):	1.65%
Optional Benefit Rider Fees
Additional Earnings Rider Charge (No Longer Available)	0.35%
Guaranteed Minimum Income Benefit Rider(2)(No Longer Available)
Current	0.45%
Maximum	0.50%
(1)These charges are assessed on Your assets in each Subaccount. They do not apply to the Fixed Account. The mortality and expense risk charge of 1.00% applies when You have selected the standard death benefit. If You select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the Accumulation Period. After the Maturity Date, if You elect a variable annuity payment option, we will deduct a daily Separate Account Annuitization charge from Your Subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.
(2)This rider is no longer available. The annual rider charge is a percentage of the minimum Annuitization value. If You choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.45%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.45%) may be higher if You upgrade the rider at a later date because we may increase the rider charge after an upgrade up to the maximum (0.50%). We deduct the rider charge from the Fixed Account and from each Subaccount in proportion to the amount of the Annuity Value in each account. If the Annuity Value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum Annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If You later choose to Annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the Subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date You Annuitize under the rider. We may change the guaranteed minimum payment fee in the future if You choose to upgrade the minimum Annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Optional Benefit Riders.
Annual Portfolio Company Expenses
The next section shows the minimum and maximum total operating expenses charged by the Portfolio Companies that You may pay periodically during the time You own the Policy. A complete list of the Portfolios available under the Policy, including their annual expenses may be found under “Appendix - Portfolio Companies Available Under the Policy”.

Policy form number WL18 — (Continued)
Annual Portfolio Company Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio Company assets, including management fees, distribution and/or service 12b-1 fees, and other expenses	0.29%	0.90%
Expenses that are deducted from Portfolio Company assets, including management fees, 12b-1 fees, and other expenses, after any waivers or expense reimbursement	0.29%	0.90%
Example(1)
The following Examples are intended to help You compare the cost of investing in the Policy with the cost of investing in other variable annuity policies. These costs include Owner transaction expenses, annual Policy expenses, and annual Portfolio Company operating expenses.
The Examples assume that You invest $100,000 in the Policy for the time periods indicated. The Examples also assume that Your Policy has a 5% return each year and assumes the most expensive combination of annual Portfolio Company expenses and optional benefits available for an additional charge. Although Your actual costs may be higher or lower, based on these assumptions, Your costs would be:
Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If You Surrender the Policy at the end of the applicable time period.	$10,470	$16,639	$22,127	$38,343
If You Annuitize* or remain invested in the Policy at the end of the applicable time period.	$3,470	$10,639	$18,127	$38,343
*You cannot Annuitize Your Policy before Your Policy’s fifth anniversary.
(1)Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, Your rate of return may be more or less than the 5% assumed in the Examples. Expense Examples: The Example does not reflect premium tax charges, special service fees, or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Policy.
The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraphs/sections of the prospectus:
THE ANNUITY POLICY
The Policy also contains a Fixed Account. Unless otherwise required by state law, we will limit Your allocation or transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000. The Fixed Account offers an interest rate that is guaranteed by us to equal at least 3% per year.
ANNUITY PAYMENTS (THE INCOME PHASE)
Payment Option B — Life Income: Fixed Payments.
●
No Period Certain — We will make level payments only during the Annuitant’s lifetime; or
●
10 or 20 Years Certain — We will make level payments for the longer of the Annuitant’s lifetime or 10 or 20 years; or
●
Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the Annuitant’s lifetime or until the total dollar amount of payments we made to You equals the annuity proceeds.
NOTE CAREFULLY
IF:
●
You choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
●
the person receiving payments dies prior to the end of the guaranteed period;
THEN:
●
the remaining guaranteed payments will be continued to that person’s Beneficiary, or their value (determined at the date of death) may be paid in a single sum.

Policy form number WL18 — (Continued)
PURCHASE
Allocation of Premium Payments
Unless otherwise required by state law, we will limit allocations and transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000.
INVESTMENT CHOICES
The Fixed Account
We guarantee that the interest credited to the Fixed Account will not be less than 3% per year. We have no formula for determining Fixed Account current interest rates. We establish the interest rate, at our sole discretion, for each Premium Payment or transfer into the Fixed Account. Rates are guaranteed for at least one year but will never be less than 3% per year.
Unless otherwise required by state law, we will limit allocations and transfers to the Fixed Account if the Fixed Account Value following the allocation or transfer would exceed $500,000.
EXPENSES
Mortality and Expense Risk Charge
The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that You have invested in each Subaccount. If You add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.
DEATH BENEFIT
Standard Death Benefit
Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Policy continues in the Accumulation Period for a specified number of years; as annuity payments; or as otherwise permitted by the Company in accordance with applicable law.
If an Owner who is the Annuitant dies before the Maturity Date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:
●
the Annuity Value of Your Policy on the Death Report Day;
●
the total Premium Payments You make to the Policy as of the Death Report Day, reduced by partial Surrenders; or
●
the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest Annuity Value on any Monthiversary before the Annuitant’s 81st birthday, increased for any Premium Payments You have made and decreased by the adjusted partial Surrenders for any partial Surrenders we have paid to You, following the Monthiversary on which the highest Annuity Value occurs.
The standard death benefit proceeds are not payable after the Maturity Date.
Compounding/Monthly Step-Up Death Benefit
On the Policy application, You may add the compounding/monthly step-up death benefit to the Policy for an additional charge. This option is not available to Annuitants Age 81 or older on the Policy Date. This death benefit option is only payable during the Accumulation Period and is not payable after the Maturity Date. You may not select this option after the Policy has been issued.
If an Owner who is the Annuitant dies during the Accumulation Period and if the death benefit proceeds are payable, then the compounding/monthly step-up death benefit proceeds are the greatest of:
●
the standard death benefit;
●
the compounding death benefit: This benefit equals total Premium Payments, plus interest at an effective annual rate of 6% (in most states) from the date of the Premium Payment to the date of death, less any adjusted partial Surrender(s), including interest on any partial Surrender at the 6% rate from the date of partial Surrender to the date of death. Interest is not credited after the Annuitant’s 90th birthday; or

Policy form number WL18 — (Continued)
●
The monthly step-up death benefit: This benefit equals the highest Annuity Value on any Monthiversary prior to the Annuitant’s 90th birthday. The highest Annuity Value will be increased for Premium Payments You have made and decreased for any adjusted partial Surrenders we have paid to You following the Monthiversary on which the highest Annuity Value occurs.
If You select this option, then the mortality and expense risk charge will increase to 1.25%.
Effect of Adjusted Partial Surrender on Certain Death Benefits
When You request a partial Surrender, we will reduce certain death benefits under the Policy by an “adjusted partial Surrender.” Adjusted partial Surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.
A partial Surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial Surrender times the ratio of:
●
the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial Surrender, to
●
the Annuity Value immediately before the partial Surrender.
We have included a more detailed explanation of this adjustment in the SAI.
If the compounding and/or monthly step-up death benefit is greater than the Annuity Value prior to the partial Surrender, the adjusted partial Surrender may be more than the amount of Your request. For this reason, if a death benefit is paid after You have made a partial Surrender, then the total of that partial Surrender and the death benefit could be less than the death benefit immediately before You have made a partial Surrender. If the compounding/monthly step-up death benefit is less than the Annuity Value prior to the partial Surrender, the adjusted partial Surrender will reduce the death benefit dollar for dollar.
Alternate Payment Elections Before the Maturity Date
If the deceased Annuitant was an Owner, and one or more Beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the Age used in the death benefit provisions under the new option as of the Death Report Day, so that the death benefit is based on the Age of the particular new Annuitant (i.e., the Beneficiary). As a result, the phrase “the Monthiversary nearest the Annuitant’s 81st birthday” will refer to the Age of the particular Beneficiary. If the Beneficiary is over Age 81 on the Death Report Day of the first deceased Owner, then we will calculate the death benefit paid on the death of the particular Beneficiary by taking the highest Annuity Value (i.e., the Annuity Value as of the Death Report Day) and adding any subsequent Premium Payments and subtracting the total partial Surrenders following the Death Report Day of the first deceased Owner. This option applies to both spousal and non-spousal Beneficiaries.
Additional Earnings Rider
The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an Owner who is the Annuitant dies and death benefit proceeds are paid under Your Policy. In order to buy this rider:
●
You must purchase it when we issue the Policy;
●
You must be both the Owner and Annuitant (except in the case of a trust or employer-sponsored plan); and
●
You, a joint Owner and the Annuitant must be Age 75 or younger.
The following hereby amends, and to the extent inconsistent replaces, the corresponding fund and performance information in the Appendix - Portfolio Companies Available Under the Policy:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Transamerica Aegon Bond VP – Initial Class(3) Sub-Advised by: Pacific Investment Management Company LLC	0.53%	6.45%	0.96%	1.70%
Investment Objective: Seeks total return, consisting of current income and capital appreciation.	Transamerica Aegon Core Bond VP - Initial Class(4) Sub-Advised by: J.P. Morgan Investment Management Inc.	0.50%	6.04%	1.32%	1.86%

Policy form number WL18 — (Continued)
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.	Transamerica Aegon High Yield Bond VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.65%	11.11%	4.73%	4.26%
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.	Transamerica Aegon U.S. Government Securities VP – Initial Class Sub-Advised by: Aegon USA Investment Management, LLC	0.56%	4.00%	0.51%	1.04%
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.	Transamerica BlackRock Government Money Market VP - Initial Class(2) Sub-Advised by: BlackRock Investment Management, LLC	0.29%	4.85%	1.68%	1.01%
Investment Objective: Seeks capital appreciation and current income.	Transamerica BlackRock iShares Edge 40 VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.40%	9.45%	4.71%	3.63%
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.	Transamerica BlackRock Real Estate Securities VP – Initial Class Sub-Advised by: BlackRock Investment Management, LLC	0.90%	13.33%	5.09%	3.84%
Investment Objective: Seeks capital growth.	Transamerica International Focus VP – Initial Class Sub-Advised by: Epoch Investment Partners, Inc.	0.85%	12.53%	9.01%	4.35%
Investment Objective: Seeks long-term capital appreciation.	Transamerica Janus Mid-Cap Growth VP – Initial Class Sub-Advised by: Janus Henderson Investors US LLC	0.86%	17.04%	13.26%	8.25%
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500®.	Transamerica JPMorgan Enhanced Index VP – Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.62%	27.66%	16.39%	11.94%
Investment Objective: Seeks capital appreciation with current income as secondary objective.	Transamerica JPMorgan International Moderate Growth VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.89%	9.16%	5.95%	3.60%
Investment Objective: Seeks current income and preservation of capital.	Transamerica JPMorgan Tactical Allocation VP - Initial Class Sub-Advised by: J.P. Morgan Investment Management Inc.	0.77%	8.90%	4.17%	3.71%
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	Transamerica T. Rowe Price Small Cap VP _ Initial Class Sub-Advised by: T. Rowe Price Associates, Inc.	0.84%	21.20%	11.44%	9.02%
Investment Objective: Seeks to maximize long-term growth.	Transamerica WMC US Growth VP – Initial Class Sub-Advised by: Wellington Management Company, LLP	0.66%	42.08%	17.74%	13.59%
(1)
Some Subaccounts may be available for certain policies and may not be available for all policies. You should work with Your registered representative to decide which Subaccount(s) may be appropriate for You based on a thorough analysis of Your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.
(2)
There can be no assurance any money market portfolio offered under this Policy will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of Policy charges, the yield on the money market Subaccounts may become extremely low and possibly negative.
NOTE: All Underlying Fund Portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the sub-advisers unless otherwise indicated.

Policy form number WL18 — (Continued)
CLOSED INVESTMENT OPTIONS:
For Policy Owners of Policy number WL18:
The following Subaccounts are only available to Owners that held an investment in the Subaccounts on May 1, 2003:
Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser (1)	Current Expenses	Average Annual Total Returns (as of 12/31/23)
			1 year	5 years	10 years
Investment Objective: Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.81%	33.12%	16.36%	11.33%
Investment Objective: Provide capital growth.	Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Advised by: Fidelity Management & Research Company	0.84%	45.30%	18.79%	15.44%

where to find additional information
The Statement of Additional Information (SAI) dated May 1, 2024 contains more information about the Policy and the Separate Account. The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SAI is posted on our website, http://dfinview.com/Transamerica/TAHD/89358R580?site=VAVUL. For a free paper copy of the SAI, to request other information about the Policies, and to make investor inquiries call us at (800)851-9777 or write us at:
Transamerica Life Insurance Company
6400 C Street SW
Cedar Rapids, IA 52499
Reports and other information about the Separate Account are available on the SEC’s website at sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is #C000223558